APRIL 30, 1999 (UNAUDITED)


EUROPEAN FUND

SOUTHEAST ASIAN FUND

JAPAN FUND

LATIN AMERICAN
EQUITY FUND

INTERNATIONAL
EQUITY FUND


Chase Vista
International
Equity Funds

SEMI-ANNUAL REPORT


[Chase Vista Funds Logo]

                                                                     SAIEQ-3-699

                                   Highlights

o International equity markets posted solid gains due partly to diminishing concerns over the state of the global economy.

o European markets performed well in late 1998 and early 1999, while Japanese stocks posted good returns toward the end of the period.

o Emerging markets recorded impressive investment results as investors, buoyed by a stabilizing global economy, returned to markets in Southeast Asia and Latin America.


                                    CONTENTS

Chairman's Letter                                                      3

Chase Vista European Fund
  Fund Commentary o Portfolio of Investments                           4

Chase Vista Southeast Asian Fund
  Fund Commentary o Portfolio of Investments                          15

Chase Vista Japan Fund
  Fund Commentary o Portfolio of Investments                          25

Chase Vista Latin American Equity Fund
  Fund Commentary o Portfolio of Investments                          33

Chase Vista International Equity Fund
  Fund Commentary                                                     41

Fund Financial Statements                                             46

International Equity Portfolio
  Portfolio of Investments o Portfolio of Financial Statements        66


--------------------------------------------------------------------------------
   INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL
    RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS
     INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

                               Chase Vista Funds
                               Chairman's Letter

                                                                    June 1, 1999
Dear Shareholder:

We are pleased to present this annual report for the following Chase Vista International Equity Funds for the six-month period ended April 30, 1999:

International Equity Fund
European Fund
Latin American Equity Fund
Southeast Asian Fund
Japan Fund

International Markets Show Strength
as Global Economic Worries Subside

The period began with European equity markets recording strong performance, due to a generally positive outlook for corporate earnings. Japan's weak economy kept stock prices there under pressure, while Latin American markets were bolstered by improving global economic conditions. Stocks in Southeast Asia rallied thanks to investor optimism over the region's economic prospects.

In the beginning of 1999, European stocks continued to post solid gains. The rally was fueled by investor enthusiasm over the creation of the 11-country European Monetary Union (EMU). Southeast Asian markets stayed on an upward course, as well. Latin American markets retreated midway through January when Brazil, the region's largest economy, devalued its currency; however, these markets bounced back in February on news that Brazil's fiscal troubles were subsiding.

In March, Japanese markets were particularly strong, as investors grew optimistic about the prospects for corporate restructuring. Latin American markets continued to enjoy strong investment results. Brazil led the way with gains in excess of 30%. Increasing consumer confidence throughout Southeast Asia helped lift stock prices in several markets in the region, such as India, Korea and Hong Kong.

In the final weeks of the period, Southeast Asian markets registered strong investment results due to increasing foreign investment and signs that the economic landscape in the region, most notably in Thailand and Malaysia, is improving. Japanese stocks continued to record good performance, thanks to the government's apparent willingness to address the country's fiscal troubles in earnest. Improving economic conditions in Brazil had a positive impact on Latin American markets, while supportive monetary policies throughout Europe helped propel stock prices higher on the Continent.


Sincerely yours,


[Signature of Fergus Reid]


Fergus Reid
Chairman

                           Chase Vista European Fund

                              as of April 30, 1999
                                  (unaudited)

Fund Facts

                      Objective     Capital growth

            Primary investments     Common stocks of established companies
                                    in Western Europe

Suggested investment time frame     Long-Term

               Market benchmark     MSCI Europe Index

          Lipper Funds category     European Funds Average


                                    Class A         Class B         Class C
                                    -------         -------         -------

                 Inception date     11/2/95         11/3/95         11/2/98

               Newspaper symbol     Europe          Not listed      Not listed

                     Net assets     $46.0 Million   $11.2 Million   $1.1 Million

Investment Style/Market Cap

[9-Block Graphic]

              Value      Blend       Growth
              -----      -----       ------
Large                                  X

Med.

Small

[End Graphic]

                           Chase Vista European Fund

                              as of April 30, 1999
                                  (unaudited)

How the Fund Performed

Chase Vista European Fund, which seeks long-term growth of capital by investing primarily in the common stocks of established companies in Western Europe, provided shareholders with a total return of 13.08% (Class A shares, without sales charges) for the six-month period ended April 30, 1999.

How the Fund Was Managed

Early in the period, the Fund benefited from investor enthusiasm over the creation of the 11-country European Monetary Union (EMU). The ongoing wave of corporate restructuring, benign inflation and low interest rates were additional developments that helped propel prices higher.

In the second half of the period, concerns over a slowing economy weighed on the European equity markets. In this environment, the Fund's defensive stocks recorded relatively good investment results. These securities typically hold up better than the market during periods of economic uncertainty. This strategy proved effective in helping to protect shareholder capital. The Fund used the downturn to increase it exposure in select technology and financial stocks, two sectors management believes offers shareholders good long-term growth potential.

European equities enjoyed a boost after the European Central Bank (ECB) decided to cut short-term interest rates by .50% to help stimulate economic activity. The market had expected a rate cut of .25%. At the end of April, however, the Euro, the EMU's new currency, fell to a record low after the U.S. Department of Commerce reported a stronger-than-expected economic growth rate for the first quarter. While the war in Yugoslavia did not have a significant impact on the major indices throughout Europe, it tempered investor enthusiasm, as well.

Where the Fund May Be Headed

Our forecast for European equities remains positive, given the fact that inflation remains low and corporate earnings are generally good. The global economic worries that have jarred worldwide financial markets periodically over the past two years have dissipated. In addition, stocks across the continent remain attractively priced, and corporations are continuing to cut operating expenses to improve productivity, a strategy that paid off handsomely for American companies when it was employed during the late 1980s and early 1990s. Concerns over the sluggish economic environment may continue to have some affect on stock prices until conditions improve. However, given our favorable long-term forecast for equities, we intend to use any meaningful downturn as an opportunity to increase our exposure to quality companies that, we believe, can help the Fund achieve its long-term investment objective.

                           Chase Vista European Fund

                              as of April 30, 1999
                                  (unaudited)

How Much of the Fund Was Invested

[Pie Chart]

Cash/Other      8.14%
Investments    91.86%

[End Pie Chart]


What the Fund Invested In
Percentage of Total Portfolio Investments

[Pie Chart]

Finland                4.7%
France                14.2%
Germany               11.0%
Greece                 1.1%
Ireland                3.6%
Italy                  6.6%
Netherlands            7.0%
Portugal               1.8%
Spain                  6.3%
Sweden                 2.8%
Switzerland            9.3%
United Kingdom        31.6%

[End Pie Chart]


Top Ten Equity Holdings

 1. British Petroleum Co., PLC (3.90%) An oil and petrochemicals company. The Company explores for and produces oil and natural gas; refines, markets, and supplies petroleum products; and manufactures and markets chemicals.
 2. UBS AG (3.52%) Attracts deposits and offers retail, corporate and private banking services.
 3. Nokia Oyj (3.50%) An international telecommunications company. The Company develops and manufactures mobile phones, networks and systems for cellular and fixed networks.
 4. Royal Bank of Scotland Group PLC (3.20%) Offers services to personal customers that include bank and savings accounts, credit cards and mortgages, life assurance and innovative investment products.
 5. Credit Commercial de France (3.15%) Provides retail banking, investment banking, fund management and private banking.
 6. Daimler Chrysler AG (3.04%) Designs, manufactures and markets automobiles, light trucks and commercial vehicles worldwide. The Company also manufactures commercial and military aircraft, defense and aerospace systems, rail systems, electronics and diesel engines.
 7. Vodafone Group PLC (2.95%) Provides telecommunications services and operates the Vodafone network. The Company's services include cellular radio, wide area paging, distribution, and value added network services.
 8. Zurich Allied AG (2.80%) Controls 57% of Zurich Financial Services Group. The Group's core business are non-life and life insurance, reinsurance and asset management.
 9. Argentina, Caja Postal y Banco Hipotecario de Espana, SA (2.61%) A partially-owned banking group. The Bank offers corporate banking, mortgage banking, retail banking, international banking, funds management and insurance services.
10. Pinault-Printemps-Redout SA (2.52%) Operates department stores and distributes building materials. The company operates several different department stores throughout the world which sell a wide range of consumer goods.


Top 10 equity holdings comprised 31.2% of Fund's market value of investments. Fund holdings are subject to change at any time.

                           Chase Vista European Fund

                              as of April 30, 1999
                                  (unaudited)

Average Annual Total Returns[dagger]

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                      Since
                                                                    Inception
                                   1 Year            3 Years        (11/2/95)
                                   ------            -------        ---------
 Class A Shares
  Without Sales Charge              2.34%             22.98%          23.28%
  With Sales Charge*               -3.55%             20.58%          21.21%

 Class B Shares
  Without CDSC                      1.56%             22.08%          22.40%
  With CDSC**                      -3.44%             21.41%          21.87%

 Class C Shares
  Without CDSC                      1.56%             22.08%          22.40%
  With CDSC***                      0.56%             22.08%          22.40%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

* Sales charge on Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and a 4% CDSC for the period since inception.

*** Assumes 1% CDSC for the one year period and 0% thereafter.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxations policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

[dagger] The Fund commenced operations on 11/2/95. Class B and C Shares were introduced on 11/3/95 and 11/2/98 respectively. Investors should note that information presented for Class B and Class C Shares prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B and C Shares.

                           Chase Vista European Fund

                              as of April 30, 1999
                                  (unaudited)

Life of Fund Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista European Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[Line Chart]

             Chase Vista     Lipper European        MSCI
            European Fund    Funds Average      Europe Index
            -------------    --------------     ------------
1995           9425             10000              10000
1996          10509.8           10877.1            11007.8
1997          12879.4           13207.3            12937.8
1998          19103.4           18785.7            17884.2
1999          19549.6           19523.6            17763.7

[End Line Chart]

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista European Fund, the Lipper European Funds Average and the MSCI Europe Index from November 2, 1995 to April 30, 1999. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper European Funds Average represents the average performance of a universe of 91 actively managed mutual funds that invest in European stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI Europe Index is a replica (or model) of the performance of the European markets. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

International investing involves a greater degree of risk and increased volatility. Changes in currency and exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund may also be subject to the additional risk of non-diversified "Regional" fund investing.

Chase Vista European Fund
Portfolio of Investments April 30, 1999 (unaudited)

Shares      Issuer                                                  Value (USD)
-------------------------------------------------------------------------------
Long Term Investments -- 97.8%
-------------------------------------------------------------------------------
            Common Stock -- 96.9%
            ---------------------
            Finland -- 4.6%
            Telecommunications -- 4.6%
  25,854    Nokia Oyj                                               $ 1,995,353
  33,450    Sonera Group Oyj                                            665,305
                                                                    -----------
            Total Finland                                             2,660,658
                                                                    -----------
            France -- 13.3%
            Banking -- 3.1%
  16,997    Credit Commercial de France                               1,798,204
            Computer Software -- 1.8%
   6,784    Cap Gemini Sogeti SA                                      1,038,535
            Entertainment/Leisure -- 0.2%
   5,831    Parc Asterix, SA                                            127,573
            Home Building Construction -- 1.1%
   3,674    Compagnie de Saint Gobain                                   631,625
            Insurance -- 1.4%
  32,400    CNP Assurances*                                             812,382
            Oil & Gas -- 3.3%
   5,988    Elf Aquitaine SA                                            931,249
   7,200    Total SA, B Shares                                          987,198
                                                                    -----------
                                                                      1,918,447
                                                                    -----------
            Retailing -- 2.4%
   8,660    Pinault-Printemps-Redoute SA                              1,438,416
                                                                    -----------
            Total France                                              7,765,182
                                                                    -----------
            Germany -- 10.5%
            Automotive -- 3.0%
  17,525    Daimler Chrysler AG                                       1,732,623
            Chemicals -- 3.3%
  20,800    Degussa - Huels AG*                                         908,825
  22,200    Hoechst AG                                                1,053,373
                                                                    -----------
                                                                      1,962,198
                                                                    -----------
            Food/Beverage Products -- 2.2%
  37,467    Kamps AG                                                  1,288,247
            Insurance -- 2.0%
   3,638    Allianz AG                                                1,160,424
                                                                    -----------
            Total Germany                                             6,143,492
                                                                    -----------

                       See notes to financial statements.

Chase Vista European Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                                                  Value (USD)
-------------------------------------------------------------------------------
Long Term Investments -- (continued)
-------------------------------------------------------------------------------
            Greece -- 1.1%
            Telecommunications -- 1.1%
  23,532    STET Hellas Telecommunications SA,
            ADR*                                                    $   635,364
                                                                    -----------
            Ireland -- 3.5%
            Airlines -- 1.1%
  73,000    Ryanair Holdings PLC*                                       641,014
            Paper/Forest Products -- 0.4%
 100,000    Jefferson Smurfit Group PLC                                 267,277
            Real Estate -- 0.8%
  73,443    Green Property PLC                                          455,265
            Telecommunications -- 1.2%
  14,413    Esat Telecom Group PLC, ADR*                                704,435
                                                                    -----------
            Total Ireland                                             2,067,991
                                                                    -----------
            Italy -- 6.4%
            Food/Beverage Products -- 0.7%
 161,700    Cremonini SPA*                                              420,835
            Insurance -- 2.0%
  98,000    Alleanza Assicurazioni                                    1,176,763
            Oil & Gas -- 1.0%
  90,000    Ente Nazionale Idrocarburi SPA                              593,195
            Printing & Publishing -- 0.3%
  77,138    Poligrafici Editoriale SPA                                  156,280
            Telecommunications -- 2.4%
 187,356    Olivetti Group SPA*                                         654,106
  70,960    Telecom Italia SPA                                          755,979
                                                                    -----------
                                                                      1,410,085
                                                                    -----------
            Total Italy                                               3,757,158
                                                                    -----------
            Netherlands -- 6.9%
            Banking -- 2.5%
  23,318    ING Groep NV                                              1,438,225
            Multi-Media -- 1.3%
  14,200    United Pan-Europe Communications
            NV*                                                         735,373
            Printing & Publishing -- 2.1%
  30,650    Verenigde Nederlandse
            Uitgeversbedrijvan Verenigd Bezit                         1,241,927

                       See notes to financial statements.

Chase Vista European Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                                                  Value (USD)
-------------------------------------------------------------------------------
Long Term Investments -- (continued)
-------------------------------------------------------------------------------
            Retailing -- 1.0%
   6,625    Koninklijke Ahold NV                                    $   246,364
  15,570    Laurus NV                                                   335,214
                                                                    -----------
                                                                        581,578
                                                                    -----------
            Total Netherlands                                         3,997,103
                                                                    -----------
            Portugal -- 1.8%
            Banking -- 1.4%
  28,972    Banco Comercial Portugues, SA                               818,076
            Shipping/Transportation -- 0.4%
   4,940    Brisa-Auto Estradas de Portugal, SA                         209,574
                                                                    -----------
            Total Portugal                                            1,027,650
                                                                    -----------
            Spain -- 6.1%
            Banking -- 2.5%
  63,220    Argentaria, Caja Postal y Banco
            Hipotecario de Espana, SA                                 1,488,835
            Business Services -- 0.8%
  38,000    Prosequr, CIA de Seguridad SA,
            Registered                                                  440,215
            Construction -- 0.9%
   8,300    Fomento de Construcciones y
            Contratas SA                                                507,543
            Steel -- 0.5%
  10,500    Acerino SA                                                  317,370
            Telecommunications -- 1.4%
  17,307    Telefonica de Espana                                        812,049
                                                                    -----------
            Total Spain                                               3,566,012
                                                                    -----------
            Sweden -- 2.7%
            Banking -- 1.4%
  22,250    Svenska Handelsbanken A Shares                              835,951
            Business Services -- 1.3%
  17,270    Assa Abloy AB                                               755,621
                                                                    -----------
            Total Sweden                                              1,591,572
                                                                    -----------
            Switzerland -- 9.1%
            Banking -- 3.5%
   5,900    UBS AG                                                    2,007,420
            Consumer Products -- 0.8%
     259    Compagnie Financiere Richemont AG                           441,292

                       See notes to financial statements.

Chase Vista European Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                                                  Value (USD)
-------------------------------------------------------------------------------
Long Term Investments -- (continued)
-------------------------------------------------------------------------------
            Engineering Services -- 0.5%
     200    ABB AG                                                  $   292,292
            Insurance -- 2.7%
   2,470    Zurich Allied AG                                          1,594,802
            Pharmaceuticals -- 1.6%
      80    Roche Holding AG                                            942,690
                                                                    -----------
            Total Switzerland                                         5,278,496
                                                                    -----------
            United Kingdom -- 30.9%
            Banking -- 7.6%
  42,000    Barclays PLC                                              1,334,902
  54,000    National Westminster Bank                                 1,301,573
  77,300    Royal Bank of Scotland Group PLC                          1,824,594
                                                                    -----------
                                                                      4,461,069
                                                                    -----------
            Business Services -- 1.4%
  95,040    Jarvis PLC                                                  794,194
            Computers/Computer Services -- 1.0%
  60,000    SEMA Group PLC                                              580,602
            Construction -- 1.5%
  72,423    Berkeley Group PLC                                          864,067
            Electronics/Electrical Equipment -- 2.8%
 112,390    General Electric Company PLC                              1,191,616
  60,000    NXT PLC                                                     467,573
                                                                    -----------
                                                                      1,659,189
                                                                    -----------
            Engineering Services -- 0.8%
  90,000    Senior Engineering Group PLC                                228,594
  27,300    TI Group PLC                                                227,031
                                                                    -----------
                                                                        455,625
                                                                    -----------
            Entertainment/Leisure -- 1.2%
  32,825    Granada Group PLC                                           701,868
            Food/Beverage Products -- 1.7%
  86,100    Diageo PLC                                                  994,667
            Insurance -- 0.9%
 187,544    Legal & General Group PLC                                   545,801
            Multi-Media -- 1.8%
  75,806    Reuters Group PLC                                         1,027,705
            Oil & Gas -- 3.8%
 117,040    British Petroleum Co., PLC                                2,221,780

                       See notes to financial statements.

Chase Vista European Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                                                  Value (USD)
-------------------------------------------------------------------------------
Long Term Investments -- (continued)
-------------------------------------------------------------------------------
            Pharmaceuticals -- 1.3%
  59,450    SmithKline Beecham PLC                                  $   786,822
            Steel -- 0.7%
 175,000    British Steel PLC                                           416,312
            Telecommunications -- 4.4%
   9,333    Energis PLC*                                                250,201
  62,716    Securicor PLC                                               588,708
  91,346    Vodafone Group PLC                                        1,684,022
                                                                     ----------
                                                                      2,522,931
                                                                     ----------
            Total United Kingdom                                     18,032,632
                                                                     ----------
            Total Common Stock                                       56,523,310
                                                                     ----------
            (Cost $52,032,881)

  Principal
   Amount
    (USD)
            Convertible Corporate Notes & Bonds -- 0.6%
            -------------------------------------------
            France -- 0.6%
            Diversified -- 0.6%
 105,000    Vivendi SA, 1.25%, 01/01/04                                $333,034
                                                                       --------
            Germany -- 0.0%
            Automotive -- 0.0%
   4,800    Daimler-Benz AG, 5.75%, 06/14/02                              4,177
                                                                       --------
            Total Convertible Corporate
            Notes & Bonds                                               337,211
                                                                       --------
            (Cost $350,710)
            Rights -- 0.0%
            -----------------------------------
            Spain -- 0.0%
            Telecommunications -- 0.0%
  17,307    Telefonica SA                                                16,113
                                                                       --------
            (Cost $0)
            Warrants -- 0.3%
            -----------------------------------
            Germany -- 0.3%
            Insurance -- 0.0%
      71    Muenchener Rueckversicherungs-
            Gesellschaft AG, Expires 06/03/02                             2,441

                       See notes to financial statements.

Chase Vista European Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Principal
 Amount
  (USD)     Issuer                                                  Value (USD)
-------------------------------------------------------------------------------
Long Term Investments -- (continued)
-------------------------------------------------------------------------------
            Utilities -- 0.3%
   17,000   German Utilities Basket, Expires
            11/04/00                                                $   139,206
                                                                    -----------
            Total Germany                                               141,647
                                                                    -----------
            Total Warrants                                              141,647
            (Cost $378,205)
===============================================================================
            Total Investments -- 97.8%                              $57,018,281
            (Cost $52,761,796)
===============================================================================

Index

* -- Non-income producing security.

ADR -- American Depositary Receipt.


                       See notes to financial statements.

                        Chase Vista Southeast Asian Fund

                              as of April 30, 1999
                                   (unaudited)

Fund Facts

                       Objective     Capital growth

             Primary investments     Stocks of companies in the Pacific Rim,
                                     except Japan

 Suggested investment time frame     Long-Term

                Market benchmark     MSCI Pacific Ex-Japan Index

           Lipper Funds category     Lipper Pacific Ex-Japan Funds
                                     Average

                                     Class A          Class B
                                     -------          -------

                  Inception date     11/2/95          11/3/95

                Newspaper symbol     Not listed       Not listed

                      Net assets     $5.1 Million     $1.1 Million

Investment Style/Market Cap

[9-Block Graphic]

              Value      Blend       Growth
              -----      -----       ------
Large

Med.            X

Small

[End Graphic]

                        Chase Vista Southeast Asian Fund

                              as of April 30, 1999
                                   (unaudited)

How the Fund Performed

Chase Vista Southeast Asian Fund, which seeks long-term growth of capital by investing in stocks of companies located in the Pacific Rim (excluding Japan), had a total return of 38.75% (class A shares, without sales charges) for the six-month period ended April 30, 1999.

How the Fund Was Managed

Management's country allocation strategy and stock selection process contributed to the Fund's performance. A change in investor sentiment towards stocks throughout the region, ignited by improving global economic conditions, was also responsible for the Fund's investment results.

Early in the period, Southeast Asian financial markets benefited from the Federal Reserve Board's decision to reduce short-term interest rates in November for the third time in as many months. South Korea, Thailand and Malaysia were particularly good performers late in the period. The main reason: After the region's economic troubles came to light in 1997, these countries wasted little time in attacking their inherent fiscal woes and, therefore, were the first countries to emerge from the crisis.

The good performance recorded by southeast Asian markets was not without some volatility along the way. In January, for example, economic problems in Brazil and worries over a potential currency devaluation by China had a negative impact on markets along the Pacific Rim. However, as these worries subsided, many markets rebounded.

Where the Fund May Be Headed

Our outlook for stocks in the region has improved significantly over the past few months. The economic and currency crisis appears to have ended or, at the very least, is close to bottoming. In turn, investors, both locally and internationally, are returning to the region, giving new rise to optimism for higher stock prices. Moreover, despite the good relative performance of many markets in southeast Asia over the past few months, valuations continue to be highly attractive, on a historical and relative basis. Analysts are also once again raising expected growth rates for many companies along the Pacific Rim. Since the difficulty experienced by the southeast Asian market over the past two years are unlikely to be forgotten by investors, we expect volatility to remain an issue going forward. Stock selection will play a critically important role in delivering good investment results in the months ahead.

                       Chase Vista Southeast Asian Fund

                              as of April 30, 1999
                                   (unaudited)

How Much of the Fund Was Invested

[Pie Chart Data]

Investments    (70.65%)
Cash/Other     (29.35%)


What the Fund Invested In
Percentage of Total Portfolio Investments

[Pie Chart Data]

Australia            10.6%
China                90.0%
Hong Kong            29.0%
India                 7.6%
Other                 0.1%
Philippines          2.9%
Singapore            10.3%
South Korea          11.6%
Taiwan                1.2%
Thailand             17.7%


Top Ten Equity Holdings

 1 Siam Commercial Bank (5.30%) Provides a full range of financial services including corporate and personal lending, retail and wholesale banking, and initial trade financing.
 2. HSBC Holding PLC (4.28%) An international banking and financial services organization. Services provided include retail and corporate banking, trade, trustee, securities, custody and treasury services.
 3. Thai Military Bank (3.77%) Provides banking services to its customers through more than 200 branches throughout Thailand.
 4. Swire Pacific, LTD, Class A (3.69%) Has diversified operations under six operating divisions: property, aviation, industries, trading, marine services and insurance.
 5. Hutchinson Whampoa (3.69%) The Company has diversified operations in property investment and development, ports and related services, retail and manufacturing, telecommunications, media, energy, infrastructure, finance, investment and other services.
 6. Lang Corp., LTD (3.61%) A holding company with investments in listed and unlisted companies with operations in transport logistics with its primary activity on seaborne trade movements.
 7. PTT Exploration and Production Public Co., LTD (Foreign) (3.52%) An affiliate of the state-owned Petroleum Authority of Thailand. The Company explores for natural gas in the Gulf of Thailand.
 8. Cheung Kong Holdings, LTD (2.99%) Involved in property development and investment, real estate agency and management and investment in securities.
 9. Hong Kong Land Holding, LTD (2.79%) Invests in and develops commercial property. The Company owns and manages prime office and retail space in Hong Kong.
10. Tianjin Development Holdings LTD (2.75%) Produces, distributes and sells consumer products such as wine, yarn and textile products, industrial machinery such as elevators and escalators.

Top 10 equity holdings comprised 36.4% of the Fund's market value of investments. Fund holdings are subject to change at any time.

                        Chase Vista Southeast Asian Fund

                              as of April 30, 1999
                                   (unaudited)

Average Annual Total Returns[dagger]

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                      Since
                                                                    Inception
                                  1 Year            3 Years         (11/2/95)
                                  ------            -------         ---------
 Class A Shares
  Without Sales Charge           17.84%              -9.33%           -2.98%
  With Sales Charge*             11.07%             -11.10%           -4.61%

 Class B Shares
  Without CDSC                   16.99%             -10.03%           -3.72%
  With CDSC**                    11.99%             -10.89%           -4.50%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

* Sales charge on Class A Shares is 5.75%.

** Assumes a 5% CDSC (contingent deferred sales charge) for the one year period and a 4% CDSC for the period since inception.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxations policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

[dagger] The Fund commenced operations on 11/2/95. Class B Shares were introduced on 11/3/95. Investors should note that information presented for Class B Shares prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B Shares.

                        Chase Vista Southeast Asian Fund

                              as of April 30, 1999
                                   (unaudited)

Life of Fund Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Southeast Asian Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[Line Chart]

          Chase Vista         MSCI           Lipper Pacific
           Southeast         Pacific            Ex-Japan
          Asian Fund     Ex-Japan Index        Funds Avg.
          ----------     --------------        ----------

1995         9425           10000               10000
1996        11263.3         11612.1             11170.9
1997        11165.6         11090.1             10730.3
1998        7124.55         7661.95             7150.09
1999        8395.66         11597.2             8038.85

[End Line Chart]


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Southeast Asian Fund, the Lipper Pacific Ex-Japan Funds Average and the MSCI Pacific Ex-Japan Index from November 2, 1995 to April 30, 1999. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper Pacific Ex-Japan Funds Average represents the average performance of a universe of 84 actively managed mutual funds that invest in Asian stock markets with exception of Japan. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI Pacific Ex-Japan Index is a replica (or model) of the performance of the Pacific regional equity markets, excluding Japan. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund may also be subject to the additional risk of non-diversified "Regional" fund investing.

Chase Vista Southeast Asian Fund
Portfolio of Investments April 30, 1999 (unaudited)

Shares       Issuer                                    Value (USD)
------------------------------------------------------------------
Long Term Investments -- 78.2%
------------------------------------------------------------------
             Common Stock -- 77.7%
             ---------------------
             Australia -- 8.3%
             Diversified -- 2.8%
   53,400    Lang Corp., LTD                           $  175,540
             Food/Beverage Products -- 1.5%
   33,000    Foster's Brewing Group, LTD                   96,407
             Insurance -- 0.8%
   11,000    QBE Insurance Group, LTD                      49,283
             Metals/Mining -- 1.6%
  165,000    M.I.M. Holdings LTD                           97,326
             Multi-Media -- 1.6%
   14,700    Publishing & Broadcasting LTD                 98,955
                                                       ----------
             Total Australia                              517,511
                                                       ----------
             China -- 7.0%
             Agricultural Production/Services -- 0.8%
  253,000    First Tractor Co., LTD                        50,599
             Chemicals -- 1.0%
  316,000    Shanghai Petrochemical Company LTD            59,121
             Diversified -- 3.5%
   52,000    Beijing Enterprises Holdings LTD              85,882
  201,000    Tianji Development Holdings LTD              133,564
                                                       ----------
                                                          219,446
                                                       ----------
             Real Estate -- 0.8%
  290,000    China Resources Beijing Land                  51,263
             Textiles -- 0.9%
  402,000    Yizheng Chemical Fibre Co., LTD               58,094
                                                       ----------
             Total China                                  438,523
                                                       ----------
             Hong Kong -- 22.7%
             Airlines -- 0.9%
  346,000    China Southern Airlines Company
             LTD*                                          53,573
             Banking -- 4.3%
  175,000    Citic Ka Wah Bank LTD                         60,402
    5,600    HSBC Holdings PLC@                           208,098
                                                       ----------
                                                          268,500
                                                       ----------

                       See notes to financial statements.

Chase Vista Southeast Asian Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                               Value (USD)
------------------------------------------------------------
Long Term Investments -- (continued)
------------------------------------------------------------
            Construction -- 1.5%
  46,000    Cheung Kong Infrastructure Holdings  $   96,152
            Diversified -- 7.4%
  24,000    Citic Pacific LTD                        65,031
  48,000    First Pacific Company LTD                37,160
  20,000    Hutchison Whampoa@                      179,350
  32,000    Swire Pacific, LTD, Class A@            179,608
                                                 ----------
                                                    461,149
                                                 ----------
            Manufacturing -- 1.5%
  41,000    Shanghai Industrial Holdings LTD         90,991
            Real Estate -- 6.2%
  16,000    Cheung Kong Holdings, LTD@              145,545
  88,600    Hong Kong Land Holdings, LTD            135,558
  12,000    Sun Hung Kai Properties, LTD            104,513
                                                 ----------
                                                    385,616
                                                 ----------
            Wholesaling -- 0.9%
  56,000    Ng Fung Hong LTD                         54,192
                                                 ----------
            Total Hong Kong                       1,410,173
                                                 ----------
            India -- 5.9%
            Automotive -- 2.3%
   6,000    Bajaj Auto LTD, GDR                      97,500
  14,300    Tata Engineering & Locomotive Co.,
            LTD                                      46,904
                                                 ----------
                                                    144,404
                                                 ----------
            Banking -- 0.9%
   6,100    State Bank of India, GDR                 54,443
            Computer Software -- 1.0%
   1,500    Infosys Technologies LTD, ADR*           61,969
            Construction Materials -- 0.9%
   7,500    Gujarat Ambuja Cements LTD               57,225
            Consumer Products -- 0.8%
   1,800    I.T.C. LTD, GDR                          51,084
                                                 ----------
            Total India                             369,125
                                                 ----------

                       See notes to financial statements.

Chase Vista Southeast Asian Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares     Issuer                               Value (USD)
-----------------------------------------------------------
Long Term Investments -- (continued)
-----------------------------------------------------------
           Korea -- 0.0%
           Construction -- 0.0%
    113    Hyundai Engineering & Construction
           Co.*                                 $    1,060
                                                ----------
           Philippines -- 1.9%
           Food/Beverage Products -- 1.0%
 29,600    San Miguel Corp., Class B                63,055
           Real Estate -- 0.9%
146,000    Ayala Land, Inc.                         53,756
                                                ----------
           Total Philippines                       116,811
                                                ----------
           Singapore -- 8.0%
           Banking -- 3.1%
  6,000    Development Bank of Singapore, LTD
           (Foreign)@                               63,773
  7,000    Overseas Chinese Banking Corp.*          65,722
  8,000    United Overseas Bank LTD (Foreign)       61,884
                                                ----------
                                                   191,379
                                                ----------
           Multi-Media -- 1.2%
  5,000    Singapore Press Holdings LTD             73,812
           Real Estate -- 3.7%
100,000    Allgreen Properties LTD@                 60,821
  7,000    City Developments, LTD                   46,708
 68,000    DBS Land, LTD@                          126,082
                                                ----------
                                                   233,611
                                                ----------
           Total Singapore                         498,802
                                                ----------
           South Korea -- 9.1%
           Banking -- 2.0%
  5,300    Shinhan Bank*                           126,670
           Chemicals -- 2.3%
 10,370    Hanwha Chemical Corp.*                   84,987
    800    Korea Chemical Co.                       55,197
                                                ----------
                                                   140,184
                                                ----------
           Construction -- 0.9%
  1,200    Tae Young Corp.                          54,726
           Construction Materials -- 0.8%
  1,780    Hanil Cement Manufacturing LTD           47,927

                       See notes to financial statements.

Chase Vista Southeast Asian Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                                    Value (USD)
-----------------------------------------------------------------
Long Term Investments -- (continued)
-----------------------------------------------------------------
            Electronics/Electrical Equipment -- 1.4%
   1,156    Samsung Electronics*@                     $   88,903
            Oil & Gas -- 0.9%
   1,300    Samchully                                     57,974
            Utilities -- 0.8%
   3,000    Korea Electric Power Corp., ADR@              49,688
                                                      ----------
            Total South Korea                            566,072
                                                      ----------
            Taiwan -- 0.9%
            Computers/Computer Equipment -- 0.5%
  17,000    Acer Peripherals Inc.                         29,894
            Electronics/Electrical Equipment -- 0.4%
   5,000    Hon Hai Precision Industry*                   27,218
                                                      ----------
            Total Taiwan                                  57,112
                                                      ----------
            Thailand -- 13.9%
            Banking -- 8.3%
 250,000    Siam Commercial Bank                         257,653
  26,000    Thai Farmers Bank Public Company
            LTD*                                          72,156
 328,000    Thai Military Bank                           183,381
                                                      ----------
                                                         513,190
                                                      ----------
            Construction -- 1.3%
  98,000    Bangkok Expressway Public Co., LTD*           83,176
            Oil & Gas -- 2.8%
  18,600    PTT Exploration and Production
            Public Co., LTD (Foreign)*                   171,397
            Paper/Forest Products -- 0.4%
  36,800    Advance Agro Public Co., LTD                  27,763
            Telecommunications -- 1.1%
   6,200    Advanced Info Service Public Co. LTD          65,819
                                                      ----------
            Total Thailand                               861,345
                                                      ----------
            Total Common Stock                         4,836,534
                                                      ----------
            (Cost $4,024,327)

                       See notes to financial statements.

Chase Vista Southeast Asian Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares               Issuer                                   Value (USD)
-------------------------------------------------------------------------
Long Term Investments -- (continued)
-------------------------------------------------------------------------
                     Warrants -- 0.5%
                     ----------------
                     Hong Kong -- 0.0%
                     Diversified --
    44,600           Guangdong Investment, LTD, $8.00,
                     Expires 07/30/99                         $       57
     1,800           Wharf Holdings, Expires 12/31/99                912
                                                              ----------
                                                                     969
                                                              ----------
                     Philippines -- 0.5%
                     Restaurants/Food Services --
    43,500           Jollibee Foods Corp., Expires 03/24/03       26,312
                                                              ----------
                     Total Warrants                               27,281
                                                              ----------
                     (Cost $24,095)
                     Purchased Options -- 0.0%
                     -------------------------
     Number of
    Contracts
         1            Hang Seng Stock Index Future, Strike
                       Price of 12,000 (HKD), Expires
                       May 28, 1999                                  948
         1            Hang Seng Stock Index Future, Strike
                       Price of 12,000 (HKD), Expires
                       May 28, 1999                                1,168
                                                              ----------
                     Total Purchased Options                       2,116
                     (Cost $2,741)
=========================================================================
                     Total Investments -- 78.2%               $4,865,931
                     (Cost $4,051,163)
=========================================================================

Long Futures Outstanding
------------------------

   Number                                     Original     Notional      Unrealized
     of                                       Notional     Value at     Appreciation/
 Contracts            Description               Value       4/30/99     Depreciation
-------------------------------------------------------------------------------------
      4     Hang Seng Stock Index Future,
            Expires May 1999                 $330,901     $345,539      $14,638
     14     SMX Taiwan Index Future,
            Expires May 1999                  478,800      451,920     (26,880)
                                                                       ---------
                                                                       ($ 12,242)
                                                                       =========

Index
* -- Non-income producing security.
@ -- All or a portion of this security is segregated.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See notes to financial statements.

                             Chase Vista Japan Fund

                              as of April 30, 1999
                                   (unaudited)

Fund Facts

                       Objective     Capital growth

             Primary investments     Stocks of companies located in Japan

 Suggested investment time frame     Long-Term

                Market benchmark     Tokyo SE (Topix) 1st Section
                                     Index

           Lipper Funds category     Japan Equity Funds Average

                                     Class A          Class B
                                     -------          -------

                  Inception date     11/2/95          11/3/95

                Newspaper symbol     Not listed       Not listed

                      Net assets     $3.1 Million     $0.6 Million

Investment Style/Market Cap

[9-Block Graphic]

              Value      Blend       Growth
              -----      -----       ------
Large

Med.            X

Small

[End Graphic]

                             Chase Vista Japan Fund

                              as of April 30, 1999
                                   (unaudited)

How the Fund Performed

Chase Vista Japan Fund, which seeks long-term growth of capital by investing in the stocks of companies located in Japan, provided shareholders with a total return of 21.37% (Class A shares, without sales charges) for the six-month period ended April 30, 1999.

How the Fund Was Managed

Fund performance was helped by the Japanese government's efforts to address the country's fiscal troubles, and Fund management's decision to take advantage of this development by investing in sectors that registered relatively good investment results in this changing environment.

The period began with weak economic conditions weighing heavily on stock prices, and the global community calling on the Japanese government to address the country's fiscal troubles to help prevent a potential worldwide economic slowdown. The Japanese government responded with recommendations for economic recovery that were received positively by the financial markets.

Japanese equities recorded solid investment results in early 1999 and throughout much of the first four months of the new year. Investor optimism was also fueled by the fact that growth prospects for Japanese companies have improved markedly now that the economic and currency crisis along the Pacific Rim has abated.

Since the Japanese stock market has had a difficult time throughout this decade, it was not surprising that much of this good news was tempered with high volatility. For example, during two consecutive days in March, the Nikkei Composite, Japan's leading stock market index, rose 3.1% one day and advanced by nearly the same percentage the following day.

Where the Fund May Be Headed

Looking ahead, our forecast for Japanese equities has improved markedly. Investor interest, both at the retail and institutional level, appears to be returning to this long embattled market. Moreover, valuations on Japanese stocks are more attractive now than they have been for some time, giving investors further impetus to consider these securities for investment.

While the recent bounce back in Japanese equities is encouraging, the country must still contend with a banking system in need of dire repair, which could lead to increased volatility in the months ahead. Given this possibility, careful attention to stock selection will be critically important in helping the Fund outperform its peer group going forward.

                             Chase Vista Japan Fund

                              as of April 30, 1999
                                   (unaudited)

How Much of the Fund Was Invested

[Pie Chart Data]

Investments    (71.04%)
Cash/Other     (28.96%)


What the Fund Invested In
Percentage of Total Portfolio Investments

[Pie Chart Data]

Consumer Cyclicals       (26.5%)
Technology               (18.5%)
Utilities                (11.1%)
Capital Goods             (9.6%)
Basic Materials           (9.5%)
Financial                 (8.4%)
Consumer Staples          (5.2%)
Health Care               (4.6%)
Transportation            (3.0%)
Real Estate               (2.7%)
Energy                    (0.9%)


Top Ten Equity Holdings

 1. Futaba (4.65%) Produces and markets vacuum fluorescent flat panel displays used in automotive and consumer products. The Company also produces Radio Control Systems for both consumer and industrial applications.
 2. NTT Mobile Communication Network, Inc. (4.31%) Provides various telecommunication services including cellular phones, car phones, pagers and packet communication services.
 3. Fuji Machine Manufacturing Co. LTD (3.93%) Manufactures automated assembly machines and labor saving machines. The Company's main concentration is surface mount equipment for electric industry.
 4. Nintendo Company LTD (3.77%) Manufactures and markets video games. The Nintendo Entertainment System and the Super Nintendo Entertainment System are connected to TV's for home video game play.
 5. Secom Co., LTD (3.59%) Provides comprehensive security service. The company produces on line centralized security systems, home medical services, and on-line computer aided education services.
 6. Nippon Sanso Corp. (3.36%) Produces various kinds of industrial gases including oxygen, argon, and acetylene. The Company also manufactures and sells gas-related equipment.
 7. Aiwa Co., LTD (3.14%) Manufactures and sells electronic equipment and electrical machinery. The Company's products are mainly classified into three lines including audio, visual and information related equipment.
 8. Fujisawa Pharmaceutical Co., LTD (3.02%) Makes and sells medicines for human and veterinary use. It is also involved in the business of cosmetics, agricultural chemicals, medical instruments.
 9. Sony Corp. (2.74%) Develops and manufactures consumer and industrial electronic equipment. The Company's products include audio and video equipment, televisions, displays, semiconductors and electronic components.
10. Matsushita Communication Industries (2.64%) Develops and manufactures telecommunications equipment. The company also produces automobile-related equipment, audio video equipment, and electronic machinery.

Top 10 equity holdings comprised 35.2% of the Fund's market value of investments. Fund holdings are subject to change at any time.

                             Chase Vista Japan Fund

                              as of April 30, 1999
                                   (unaudited)

Average Annual Total Returns[dagger]

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                      Since
                                                                    Inception
                                  1 Year            3 Years         (11/2/95)
                                  ------            -------         ---------
 Class A Shares
  Without Sales Charge            -2.14%             -9.02%           -4.85%
  With Sales Charge*              -7.77%            -10.80%           -6.45%

 Class B Shares
  Without CDSC                    -2.80%             -9.71%           -5.54%
  With CDSC**                     -7.66%            -10.56%           -6.31%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

* Sales charge on Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, and a 4% CDSC for the period since inception.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxations policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

[dagger] The Fund commenced operations on 11/2/95. Class B Shares were introduced on 11/3/95. Investors should note that information presented for Class B Shares prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B Shares.

                             Chase Vista Japan Fund

                              as of April 30, 1999
                                   (unaudited)

Life of Fund Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Japan Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[Line Chart]

          Chase Vista      Tokyo SE          Lipper Japan
             Japan        (Topix) 1st        Equity Funds
             Fund        Section Index          Average
             ----        -------------          -------

1995        9425           10000               10000
1996       10528.8         11816.5             11502.1
1997        8960.5          8616.67             9108.66
1998        8101.46         7327.2              8115.94
1999        7928.22         8868.78            10272.8

[End Line Chart]


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Japan Fund, the Lipper Japan Equity Funds Average and the Tokyo SE (Topix) 1st Section from November 2, 1995 to April 30, 1999. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper Japan Equity Funds Average represents the average performance of a universe of 33 actively managed mutual funds that invest primarily in Japanese stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Tokyo SE (Topix) 1st Section also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest directly in the index. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the Unites States and other nations. The Fund may be also subject to the additional risk of non-diversified "regional" fund investing.

Chase Vista Japan Fund
Portfolio of Investments April 30, 1999 (unaudited)

Shares      Issuer                                     Value (USD)
------------------------------------------------------------------
Long Term Investments -- 73.5%
------------------------------------------------------------------
            Common Stock -- 73.5%
            ---------------------
            Automotive -- 3.4%
   7,000    Fuji Heavy Industries LTD                  $   46,916
   6,000    Nissan Motor Co., LTD                          23,023
   4,000    Suzuki Motor Corp.                             56,970
                                                       ----------
                                                          126,909
                                                       ----------
            Banking -- 3.0%
   2,000    Bank of Tokyo-Mitsubishi                       29,524
   4,000    Industrial Bank of Japan, LTD                  33,344
   2,000    Sumitomo Bank                                  27,077
   2,000    The Sanwa Bank, LTD                            22,453
                                                       ----------
                                                          112,398
                                                       ----------
            Broadcasting -- 1.6%
      11    Fuji Television Network, Inc.                  59,902
                                                       ----------
            Business Services -- 2.6%
   1,000    Secom Co., LTD                                 97,687
                                                       ----------
            Chemicals -- 5.1%
   6,000    Asahi Chemical Industry Co., LTD@              34,936
   4,000    Kaneka Corp.@                                  32,339
  26,000    Nippon Sanso Corp.                             91,487
   1,000    Shin-Etsu Chemical Co., LTD                    31,836
                                                       ----------
                                                          190,598
                                                       ----------
            Consumer Products -- 1.4%
   2,000    KAO Corp.                                      50,770
                                                       ----------
            Distribution -- 1.0%
   5,000    Mitsui & Co.                                   36,653
                                                       ----------
            Electronics/Electrical Equipment -- 13.6%
   3,000    Aiwa Co., LTD                                  85,455
   8,000    Fujikura LTD                                   41,689
   3,000    Futaba Corp.@                                 126,674
     200    Keyence Corp.                                  30,060
   1,000    Murata Manufacturing Co., LTD                  57,221
     300    SMC Corp.                                      27,672
     800    Sony Corp.                                     74,731
   9,000    Toshiba Corp.                                  60,321
                                                       ----------
                                                          503,823
                                                       ----------

                       See notes to financial statements.

Chase Vista Japan Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                              Value (USD)
-----------------------------------------------------------
Long Term Investments -- (continued)
-----------------------------------------------------------
            Entertainment/Leisure -- 2.8%
   1,100    Nintendo Company LTD                $  102,571
                                                ----------
            Financial Services -- 2.5%
     400    Acom Co., LTD                           29,993
   1,000    Credit Saison Co., LTD                  20,442
  16,000    Wako Securities*                        41,823
                                                ----------
                                                    92,258
                                                ----------
            Food/Beverage Products -- 3.9%
   4,000    Ajinomoto Co., Inc.                     46,280
   4,000    Ashi Breweries@                         52,144
   2,000    Nissin Food Products, Co., LTD          43,900
                                                ----------
                                                   142,324
                                                ----------
            Home Building Construction -- 1.2%
   4,000    Sekisui House, LTD@                     44,805
                                                ----------
            Insurance -- 0.6%
   2,000    Tokio Marine & Fire Insurance Co.       23,307
                                                ----------
            Machinery & Engineering Equipment -- 6.1%
   3,000    Fuji Machine Manufacturing Co
            LTD@                                   107,070
   9,000    Komatsu LTD                             53,610
  10,000    Tokyo Kikai Seisakusho                  64,426
                                                ----------
                                                   225,106
                                                ----------
            Metals/Mining -- 1.1%
   9,000    Sumitomo Metal Mining Co.               40,868
                                                ----------
            Oil & Gas -- 0.6%
   7,000    Teikoku Oil Co., LTD                    23,752
                                                ----------
            Pharmaceuticals -- 3.4%
   5,000    Fujisawa Pharmaceutical Co., LTD        82,104
   1,000    Takeda Chemical Industries              43,481
                                                ----------
                                                   125,585
                                                ----------
            Real Estate -- 2.0%
   4,000    Hankyu Realty Co., LTD                  17,493
   2,000    Tachihi Enterprise Co. LTD              55,462
                                                ----------
                                                    72,955
                                                ----------

                       See notes to financial statements.

Chase Vista Japan Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                               Value (USD)
------------------------------------------------------------
Long Term Investments -- (continued)
------------------------------------------------------------
            Retailing -- 5.9%
    1,800   Aoyama Trading Co., LTD@             $   50,066
    1,000   Ito-Yokado Co. LTD                       61,410
    2,000   JUSCO Co., LTD                           39,879
    1,500   Matsumotokiyoshi                         65,725
                                                 ----------
                                                    217,080
                                                 ----------
            Shipping/Transportation -- 2.2%
        5   East Japan Railway Co.                   29,532
    8,000   Nippon Express Co., LTD                  52,278
                                                 ----------
                                                     81,810
                                                 ----------
            Steel -- 0.7%
    4,000   Yamato Kogyo Co., LTD                    27,145
                                                 ----------
            Telecommunications -- 8.2%
    1,000   Matsushita Communication
            Industries@                              71,799
       60   Nippon Telegraph & Telephone Corp.       65,348
       60   NTT Data Corp.                           47,503
       20   NTT Mobile Communication
            Network, Inc.                           117,290
                                                 ----------
                                                    301,940
                                                 ----------
            Textiles -- 0.6%
    2,000   Kuraray Co., LTD@                        22,788
============================================================
            Total Investments -- 73.5%           $2,723,034
            (Cost $2,359,045)
============================================================

Short Futures Outstanding
-------------------------

   Number                           Original     Notional
     of                             Notional     Value at      Unrealized
 Contracts        Description         Value       4/30/99     Appreciation
-----------   ------------------   ----------   ----------   -------------
     9        Nikkei 225 Index
              Future June 1999     $607,241     $632,051     $24,810
                                                             =======

Index
* -- Non-income producing security.
@ -- All or a portion of this security is segregated.
ADR -- American Depositary Receipt.

                       See notes to financial statements.

                     Chase Vista Latin American Equity Fund

                              as of April 30, 1999
                                   (unaudited)

Fund Facts

                      Objective      Capital growth

             Primary investments     Common stocks of established companies in
                                     Latin America

 Suggested investment time frame     Long-Term

                Market benchmark     MSCI EAFE Index

           Lipper Funds category     Latin America Funds Average

                                     Class A          Class B
                                     -------          -------

                  Inception date     12/1/97          3/24/98

                Newspaper symbol     Not listed       Not listed

                      Net assets     $5.3 Million     $.01 Million


Investment Style/Market Cap

[9-Block Graphic]

              Value      Blend       Growth
              -----      -----       ------
Large                                   X

Med.

Small

[End Graphic]

                     Chase Vista Latin American Equity Fund

                              as of April 30, 1999
                                  (unaudited)

How the Fund Performed

Chase Vista Latin American Equity, which seeks to provide capital growth by investing in common stocks in Latin America, had a total return of 24.35% (Class A shares, without sales charges) for the six-month period ended April 30, 1999.

How the Fund Was Managed

Early in the period, Latin American markets enjoyed solid investment results thanks to waning concerns over the global economic conditions and positive spillover from the Federal Reserve Board's decision to maintain its easing monetary policy started last September.

After coming under pressure in January due to Brazil's decision to devalue its currency, Latin American markets resumed their solid performance in February. March was an especially good month for stocks in the region, with Brazil, Latin America's largest economy, posting a 36.8% return in U.S. dollar terms.

The fact that several countries in the region are still under pressure due to large current account deficits detracted from performance. In this environment, we focused our research efforts on the types of companies unlikely to be substantially affected by such macroeconomic realities, most notably, companies with solid management and good earnings potential in varying economic environments.

Where the Fund May Be Headed

Our outlook for Latin American equities is favorable. Fundamentals throughout the region have improved substantially, thanks largely to waning fears over global economic conditions. Foreign buying has risen sharply in recent months, and valuations, despite the recent run-up in prices, remain attractive.

Specifically, we have become more optimistic on Brazil's long-term growth prospects. Not only has the country's economic problems subsided, we are encouraged by the International Monetary Fund's new program for Brazil, introduced in March, and the appointment of former Soros speculator Arminio Fraga to head Brazil's central bank.

Given this favorable outlook, we intend to use any significant market downturn as an opportunity to ratchet up our exposure to businesses with good long-term earnings prospects with favorable multiples.

                     Chase Vista Latin American Equity Fund

                              as of April 30, 1999
                                   (unaudited)

How Much of the Fund Was Invested

[Pie Chart Data]

Investments    (88.40%)
Cash/Other     (11.60%)


What the Fund Invested In
Percentage of Total Portfolio Investments

[Pie Chart Data]

Mexico         (43.7%)
Brazil         (32.8%)
Argentina      (10.3%)
Chile           (6.8%)
Peru            (3.3%)
United States   (3.1%)


Top Ten Equity Holdings

 1. Telecomunicacoes Brasileiras SA, Sponsored ADR, Preference Shares (7.59%) Telebras was a holding for the telecommunications sector in Brasil.
 2. Centrais Electricas Brasileiras SA (6.87%) The Company plans, finances, coordinates and supervises expansion and construction projects for electric companies.
 3. Telefonica de Argentina SA, Sponsored ADR (6.84%) Offers telephone and fixed-link public telecommunications services. The Company provides local and long distance telephone service to southern Argentina.
 4. Companhia Energetica de Minas Gerais (6.52%) The company generates, transforms, transmits and distributes electric power to industrial, commercial, residential and rural customers.
 5. Cemex SA de CV, Ser. CPO (6.36%) Produces, distributes, markets and sells cement, ready-mix concrete, aggregates and clinker. The Company has trade relations with over 60 countries.
 6. Grupo Televisa S.A., Ser. CPO (6.25%) Produces and broadcasts television programs and distributes programs in Spanish to countries worldwide. The Company also produces and broadcasts programs in Spanish to countries worldwide.
 7. Embotelladora Argos SA, Ser. CPO (6.19%) Bottles and markets soft drinks, including Coca-Cola, Fanta and Sprite, throughout northwestern Mexico.
 8. Corporacion GEO, SA de CV, Ser. B, ADR (6.13%) Designs, develops, constructs and markets housing developments in Mexico. The developments consist of two-story, two-bedroom town houses built in communities which include educational, recreational and shopping facilities.
 9. Grupo Elektra, SA de CV, L Shares (5.85%) The Company sells consumer electronics, major appliances, small household appliances and household furniture, and offers money transfer services.
10. Grupo Financiero Banorte SA de CV, Ser. B (4.72%) Operates as a holding company, offering financial services to individuals and corporate clients.

Top 10 equity holdings comprised 63.3% of the Fund's market value of investments. Fund holdings are subject to change at any time.

                     Chase Vista Latin American Equity Fund

                              as of April 30, 1999
                                   (unaudited)

Cumulative Total Returns[dagger]

This table shows the cumulative total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                            Since
                                                          Inception
                                       1 Year             (12/1/97)
                                       ------             ---------
 Class A Shares
  Without Sales Charge                 -30.11%              -21.98%
  With Sales Charge*                   -34.13%              -25.19%

 Class B Shares
  Without CDSC                         -30.70%              -22.45%
  With CDSC**                          -34.09%              -24.61%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

* Sales charge on Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the period since inception.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund may be also subject to the additional risk of non-diversified "regional" fund investing.

[dagger] The Fund commenced operations on 12/1/97. Class B Shares were introduced on 3/24/98. Investors should note that information presented for Class B Shares prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the B Shares.

                     Chase Vista Latin American Equity Fund

                              as of April 30, 1999
                                   (unaudited)

Life of Fund Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista Latin American Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[Line Chart]

            Chase Vista       MSCI      Lipper Latin
          Latin American      EAFE        American
            Equity Fund       Index        Average
            -----------       -----        -------

1997          9425           10000         10000
1998          9500.4         10439.6       10662
1999          6639.92         8934.28       8268.41

[End Line Chart]


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista International Equity Fund, the Lipper International Funds Average and the MSCI EAFE Index from December 1, 1997 to April 30, 1999. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper Latin American Funds Average represents the average performance of a universe of 485 actively managed international stock funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI EAFE (Europe, Australia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada. The Index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the Unites States and other nations.

Chase Vista Latin American Equity Fund
Portfolio of Investments April 30, 1999 (unaudited)

Shares        Issuer                                Value (USD)
---------------------------------------------------------------
Long Term Investments -- 86.0%
---------------------------------------------------------------
              Common Stock -- 86.0%
              ---------------------
              Argentina -- 9.2%
              Oil & Gas -- 3.1%
     4,000    YPF Sociedad, ADR                     $  168,000
              Telecommunications -- 6.1%
     8,800    Telefonica de Argentina SA, Sponsored
              ADR                                      328,900
                                                    ----------
              Total Argentina                          496,900
                                                    ----------
              Brazil -- 29.1%
              Food/Beverage Products -- 3.1%
   300,000    Sadia Frigobras SA Industria e
              Comercio, Preference Shares              166,368
              Steel -- 1.6%
   100,000    Confab Industrial SA, Preference
              Shares                                    84,390
              Telecommunications -- 7.7%
     1,000    Tele Centro Sul Participacoes SA*         53,125
              Telecomunicacoes Brasileiras SA,
     4,000     Sponsored ADR, Preferred Block          364,750
     4,000     Telebras, ADR*                              312
       812    Telecomunicacoes de Sao Paulo SA,
              TELESP, Preference Shares                    101
                                                    ----------
                                                       418,288
                                                    ----------
              Utilities -- 16.7%
16,600,000    Centrais Electricas Brasileiras SA       330,206
 2,520,000    Companhia de Saneamento Basico do
              Estado de Sao Paulo                      212,663
13,000,310    Companhia Energetica de Minas
              Gerais                                   313,456
     6,000    Companhia Paranaense de Energia-
              Copel, ADR                                49,125
                                                    ----------
                                                       905,450
                                                    ----------
              Total Brazil                           1,574,496
                                                    ----------
              Chile -- 6.0%
              Construction Materials -- 3.5%
    20,000    Maderas y Sinteticos SA, (MASISA)
              Sponsored ADR                            192,500

                       See notes to financial statements.

Chase Vista Latin American Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                                Value (USD)
-------------------------------------------------------------
Long Term Investments -- (continued)
-------------------------------------------------------------
            Telecommunications -- 2.5%
   5,100    Compania de Telecomunicaciones de
            Chile SA, ADR                         $  134,831
                                                  ----------
            Total Chile                              327,331
                                                  ----------
            Mexico -- 38.8%
            Automotive -- 3.8%
  93,000    Consorcio Grupo Dina SA*                  26,170
  75,000    Sanluis Corp., SA de CV, Ser. CPO        180,200
                                                  ----------
                                                     206,370
                                                  ----------
            Broadcasting -- 5.5%
  15,000    Grupo Televisa SA, Ser. CPO*             300,334
            Construction -- 5.7%
  65,710    Cemex SA de CV, Ser. CPO                 305,802
            Diversified -- 3.5%
 100,000    Grupo Imsa, SA de CV, Ser. UBC           187,451
            Financial Services -- 4.2%
 175,000    Grupo Financiero Banorte SA de CV,
            Ser. B,*                                 226,900
            Food/Beverage Products -- 5.5%
 250,000    Embotelladoras Argos SA                  297,628
            Home Building Construction -- 5.4%
  70,000    Corporacion GEO, SA de CV, Ser. B,
            ADR*                                     294,705
            Retailing -- 5.2%
 400,000    Grupo Elektra, SA de CV, L Shares        281,393
                                                  ----------
            Total Mexico                           2,100,583
                                                  ----------
            Peru -- 2.9%
            Telecommunications -- 2.9%
  10,500    CPT Telefonica del Peru SA, ADR          158,157
                                                  ----------
            Total Common Stock                     4,657,467
            (Cost $3,763,089)
=============================================================
            Total Long Term Investments -- 86.0%   4,657,467
            (Cost $3,763,089)
=============================================================

                       See notes to financial statements.

Chase Vista Latin American Equity Fund
Portfolio of Investments April 30, 1999 (unaudited) (continued)

  Principal
    Amount
    (USD)     Issuer                            Value (USD)
-----------------------------------------------------------
Short Term Investments -- 2.8%
-----------------------------------------------------------
              U. S. Government Agency Obligations -- 2.8%
              -------------------------------------------
  $150,000    Federal Home Loan Bank, Discount
              Note, 4.80%, 05/03/99             $  150,000
              (Cost $150,000)
===========================================================
              Total Investments -- 88.8%        $4,807,467
              (Cost $3,913,089)
===========================================================

Index
* -- Non-income producing security.
ADR -- American Depositary Receipt.

                       See notes to financial statements.

                      Chase Vista International Equity Fund

                              as of April 30, 1999
                                   (unaudited)

Fund Facts

                       Objective     Capital growth

             Primary investments     Common stocks of established overseas
                                     companies

 Suggested investment time frame     Long-Term

                Market benchmark     MSCI EAFE Index

           Lipper Funds category     International Funds Average

                                     Class A           Class B
                                     -------           -------

                  Inception date     12/31/92          11/4/93

                Newspaper symbol     Intl Eq           Intl Eq

                      Net assets     $19.0 Million     $8.0 Million


Investment Style/Market Cap

[9-Block Graphic]

              Value      Blend       Growth
              -----      -----       ------
Large                                   X

Med.

Small

[End Graphic]

                      Chase Vista International Equity Fund

                              as of April 30, 1999
                                   (unaudited)

How the Fund Performed

Chase Vista International Equity Fund, which seeks long-term growth of capital by investing in the common stocks of established overseas companies, provided shareholders with a total return of 11.74% (Class A shares, without sales charges) for the six-month period ended April 30, 1999.

How the Fund Was Managed

Investor optimism over the creation of the 11-country European Monetary Union helped lift European equities early in the period. In early April, the Fund enjoyed good results again after the European Central Bank (ECB) decided to cut short-term interest rates by .50% to help stimulate economic activity. The market had expected a rate cut of .25%. However, as the period wore on, the market came under pressure due to a variety of factors, namely uncertainty surrounding the war in Kosovo, sluggish economic conditions and weakness in the Euro. At the end of April, the Euro fell to a record low after the U.S. Department of Commerce reported a stronger-than-expected economic growth rate for the first quarter.

Japanese stocks contributed positively to performance with strong results in the second half of the period. Japanese stocks did come under pressure due to concerns over its troubled economy. However, after the Japanese government showed signs of addressing these problems, investors came back into the market and drove prices markedly higher early in 1999.

Southeast Asia showed signs of recovering, as several key economies along the Pacific Rim recovered from the long economic and currency crisis that has hung like a cloud over the region for the better part of the last two years. Latin America also rebounded with good performance, despite a brief pullback in January when Brazil devalued its currency.

Where the Fund May be Headed

Looking ahead, we continue to be positive on international equity markets. While the European economy is sluggish, corporations are continuing to reduce costs to streamline operations and enhance profitability. In addition, inflation remains benign and interest rates continue to be low on the continent. We have become more optimistic about the growth prospects for Japanese equities but realize the market may continue to be volatile until the Japanese government introduces a meaningful economic reform package that addresses the country's fundamental economic woes. With the economic and currency crisis along the Pacific Rim no longer a major concern among investors, we believe southeast Asian markets are poised for continuation of the rally that began earlier this year. Now that Brazil's economic troubles have abated, Latin American markets are also in better position to enjoy solid gains in the coming months.

                      Chase Vista International Equity Fund

                              as of April 30, 1999
                                   (unaudited)

How Much of the Fund Was Invested

[Pie Chart Data]

Investments         (99.97%)
Cash/Other           (0.03%)


What the International Equity Portfolio Invested In
Percentage of Total Portfolio Investments

[Pie Chart Data]

United Kingdom           (24.0%)
Japan                    (15.8%)
Germany                  (10.2%)
France                    (9.2%)
Netherlands               (6.8%)
Switzerland               (6.8%)
Italy                     (5.4%)
Spain                     (4.5%)
Brazil                    (3.1%)
Ireland                   (2.9%)
Finland                   (2.8%)
Other                     (2.6%)
Portugal                  (2.4%)
Sweden                    (2.4%)
Greece                    (1.1%)


Top Ten Equity Holdings of the Portfolio

 1. British Petroleum Co., PLC (3.13%) An oil and petrochemicals company. The Company explores for and produces oil and natural gas; refines, markets, and supplies petroleum products; and manufactures and markets chemicals.
 2. Kamps AG (3.09%) Produces and sells baked goods including breads, cookies, biscuits and snack food, emphasizing regional specialties. The Company provides easy-made and frozen food items to chains of independently operated stores organized on a regional basis.
 3. UBS AG (2.69%) Attracts deposits and offers retail, corporate and private banking services.
 4. Vodafone Group PLC (2.54%) Provides telecommunications services and operates the Vodafone network. The Company's services include cellular radio, wide area paging, distribution, and value added network services.
 5. Royal Bank of Scotland Group PLC (2.51%) Offers services to personal customers that include bank and savings accounts, credit cards and mortgages, life assurance and innovative investment products.
 6. Daimler Chrysler AG (2.42%) Designs, manufactures and markets automobiles, light trucks and commercial vehicles worldwide. The Company also manufactures commercial and military aircraft, defense and aerospace systems, rail systems, electronics and diesel engines.
 7. Cap Gemini Sogeti SA (2.38%) Offers computer consulting services. The Company offers software products and information systems management, project management and education and training services.
 8. Verenigde Nederlandse Uitgeversbedrijvan Verenigd Bezit (2.12%) An international publishing company that provides professional and consumer information. The Company publishes and distributes consumer magazines, regional newspapers, broadcasting and entertainment, telephone directories and information services.
 9. Telecom Italia SPA (1.84%) Provides fixed telephone service throughout Italy. The Company also develops specialized data networks and promotes subscriber use of various systems such as facsimile, private switching and videotel.

Top 10 equity holdings comprised 24.6% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                      Chase Vista International Equity Fund

                              as of April 30, 1999
                                  (unaudited)

Average Annual Total Returns[dagger]

This table shows the average annual total returns. This is where you can see the Fund's short-term performance, which, as with the stock markets, tends to be more volatile than the long-term trend.

                                                                       Since
                                                                     Inception
                                   1 Year            5 Years        (12/31/92)
                                   ------            -------        ----------
 Class A Shares
  Without Sales Charge             -4.06%            4.09%             6.49%
  With Sales Charge*               -9.58%            2.86%             5.49%

 Class B Shares
  Without CDSC                     -4.47%            3.57%             6.03%
  With CDSC**                      -9.04%            3.22%             6.03%


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

* Sales charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, and a 2% CDSC for the period since inception.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxations policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The fund may be also subject to the additional risk of non-diversified "regional" fund investing.

[dagger] The Fund commenced operations on 12/31/92. Class B shares were introduced on 11/4/93. Investors should note that information presented for Class B prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares.

                      Chase Vista International Equity Fund

                              as of April 30, 1999
                                   (unaudited)

Life of Fund Performance

This chart shows what the long-term growth would have been of a hypothetical $10,000 investment in the Chase Vista International Equity Fund compared to its key benchmarks. This is where you see the Fund's long-term trend. This chart is for illustrative purposes only.

[Line Chart]

           Chase Vista        MSCI          Lipper
          International       EAFE       International
           Equity Fund        Index      Funds Average
           -----------        -----      -------------

1992          9425           10000          10000
1993         10273.2         12276          11396.7
1994         11483.6         14354.7        13820.3
1995         10979.3         15200.6        13692.3
1996         12442.9         16878.5        15884.3
1997         12465.7         16878.5        16703.1
1998         14622.9         20124.5        20104
1999         14028.8         22098.7        20698.4

[End Line Chart]


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista International Equity Fund, the Lipper International Funds Average and the MSCI EAFE Index from December 31, 1992 to April 30, 1999. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper International Funds Average represents the average performance of a universe of 485 actively managed international stock funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI EAFE (Europe, Australia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada. The Index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the Unites States and other nations.

Chase Vista Funds
Statement of Assets and Liabilities April 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                                       Southeast
                                                        European         Asian             Japan
                                                          Fund            Fund              Fund
                                                       -----------     ----------        ----------
ASSETS:
  Investments, at value (Note 1) ..................    $57,018,281     $4,865,931        $2,723,034
  Cash ............................................             --        266,606           335,202
  Foreign Currency @ ..............................      1,181,798        440,023#          399,353
  Receivables:
   Variation margin on futures contracts ..........             --             --            30,194
   Open forward currency contracts ................            794            271                --
   Investment securities sold .....................      3,240,233        758,657                --
   Interest and dividends .........................        115,885          7,612             6,920
   Fund shares sold ...............................        509,613        330,485           308,121
   Expense reimbursement from
   Distributor ....................................             --         18,103            15,170
  Other assets ....................................          4,916        199,765            12,394
                                                       -----------     ----------        ----------
    Total Assets ..................................     62,071,520      6,887,453         3,830,388
                                                       -----------     ----------        ----------
LIABILITIES:
  Payables:
   To Custodian ...................................        532,729             --                --
   Investment securities purchased ................      2,722,318        595,962            91,060
   Fund shares redeemed ...........................        347,925          8,604             6,131
   Variation margin on futures contracts ..........             --         12,242                --
   Premium received from written options                        --          3,413                --
   Other ..........................................             --             --                --
  Accrued liabilities: (Note 2)
   Investment advisory fees .......................         33,601             --                --
   Administration fees ............................          7,199             --                --
   Shareholder servicing fees .....................          2,677             --                --
   Distribution fees ..............................         17,354            616               351
   Custodian ......................................         27,470         22,862             2,759
   Other ..........................................         65,599         21,500            26,039
                                                       -----------     ----------        ----------
    Total Liabilities .............................      3,756,872        665,199           126,340
                                                       -----------     ----------        ----------
NET ASSETS:
  Paid in capital .................................     52,371,099      9,874,805         5,084,081
  Accumulated undistributed net investment
   income (loss) ..................................       (268,621)       (43,739)            4,083
  Accumulated undistributed net realized
   gain (loss) on investments, futures and
   foreign exchange transactions ..................      1,958,681     (4,406,720)       (1,775,955)
  Net unrealized appreciation of
   investments, futures and foreign
   exchange transactions ..........................      4,253,489        797,908           391,839
                                                       -----------     ----------        ----------
Total Net Assets ..................................    $58,314,648     $6,222,254        $3,704,048
                                                       ===========     ==========        ==========
Shares of beneficial interest outstanding
($0.01 par value; unlimited number of shares
 authorized):
  Class A Shares ..................................      2,848,495        603,115           398,499
  Class B Shares ..................................        704,667        136,208            78,904
  Class C Shares ..................................         68,729             --                --
Net Asset Value:
  Class A Shares (and redemption price) ...........    $     16.16     $     8.45        $     7.78
  Class B Shares* .................................    $     15.89     $     8.27        $     7.65
  Class C Shares* .................................    $     15.89             --                --
Class A Maximum Public Offering Price
 Per Share (net asset value/94.25%) ...............    $     17.15     $     8.97        $     8.25
                                                       ===========     ==========        ==========
Cost of Investments ...............................    $52,761,796     $4,051,163        $2,359,045
                                                       ===========     ==========        ==========
@Cost of Foreign Currency .........................    $ 1,184,808     $  440,791        $  401,907
                                                       ===========     ==========        ==========

--------------
# A portion of the foreign cash is pledged to cover written options outstanding in the Southeast Asian Fund.

* Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

Chase Vista Funds
Statement of Assets and Liabilities (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                   Latin         International
                                                              American Equity        Equity
                                                                    Fund              Fund
                                                              ---------------    -------------
ASSETS:
  Investments, at value (Note 1) .........................      $ 4,807,467       $27,115,589
  Cash ...................................................           10,787                --
  Foreign Currency @ .....................................               --                --
  Receivables:
   Variation margin ......................................               --                --
   Open forward currency contracts .......................               --                --
   Investment securities sold ............................          287,710                --
   Interest and dividends ................................           37,926                --
   Fund shares sold ......................................          280,500             7,017
   Expense reimbursement from Distributor ................           13,632                --
  Other assets ...........................................            6,719               188
                                                                -----------       -----------
    Total Assets .........................................        5,444,741        27,122,794
                                                                -----------       -----------
LIABILITIES:
  Payables:
   To Custodian ..........................................               --                --
   Investment securities purchased .......................               --                --
   Fund shares redeemed ..................................               --             1,711
   Variation margin on futures contracts .................               --                --
   Premium received from written options .................               --                --
   Other .................................................               --            23,338
  Accrued liabilities: (Note 2)
   Investment advisory fees ..............................               --                --
   Administration fees ...................................               --                --
   Shareholder servicing fees ............................               --             4,011
   Distribution fees .....................................               48             4,776
   Custodian .............................................            2,000                --
   Other .................................................           25,600            49,068
                                                                -----------       -----------
    Total Liabilities ....................................           27,648            82,904
                                                                -----------       -----------
NET ASSETS:
  Paid in capital ........................................        7,639,287        23,101,112
  Accumulated undistributed net investment
   income (loss) .........................................           59,890           (65,077)
  Accumulated undistributed net realized gain (loss) on
   investments, futures and foreign exchange
   transactions ..........................................       (3,174,798)        1,348,168
  Net unrealized appreciation of investments, futures, and
   foreign exchange transactions .........................          892,714         2,655,687
                                                                -----------       -----------
Total Net Assets .........................................      $ 5,417,093       $27,039,890
                                                                ===========       ===========
Shares of beneficial interest outstanding
 ($0.01 par value; unlimited number of shares
 authorized):
  Class A Shares .........................................          777,891         1,472,658
  Class B Shares .........................................           12,207           630,330
  Class C Shares .........................................               --                --
Net Asset Value:
  Class A Shares (and redemption price) ..................            $6.86            $12.92
  Class B Shares* ........................................            $6.83            $12.71
  Class C Shares* ........................................               --                --
Class A Maximum Public Offering Price Per Share
 (net asset value/94.25%) ................................            $7.28            $13.71
                                                                ===========       ===========
Cost of Investments ......................................      $ 3,913,089                --
                                                                ===========       ===========
Cost of Foreign Currency .................................               --                --
                                                                ===========       ===========

--------------
* Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

Chase Vista Funds
Statement of Operations For the six months ended April 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                                           Southeast
                                                           European          Asian           Japan
                                                             Fund            Fund            Fund
                                                          ----------      ----------       --------
INVESTMENT INCOME:
  Dividend ...........................................    $  295,015      $   27,504       $ 12,322
  Interest ...........................................        43,880          13,695          2,289
  Investment income from Portfolio ...................            --              --             --
  Foreign taxes withheld .............................       (39,476)         (1,206)        (1,848)
  Expenses from Portfolio ............................            --              --             --
                                                          ----------      ----------       --------
   Total investment income ...........................       299,419          39,993         12,763
                                                          ----------      ----------       --------
EXPENSES: (Note 2)
  Investment advisory fees ...........................       273,701          23,524         12,785
  Administration fees ................................        41,055           3,518          1,918
  Shareholder servicing fees .........................        14,832           1,197            580
  Distribution fees ..................................        98,089           8,287          4,357
  Custodian fees .....................................        49,266          38,903         16,757
  Printing and postage ...............................        22,476           3,000             --
  Professional fees ..................................        19,337          18,821         17,788
  Registration costs .................................        18,529          11,147         10,136
  Transfer agent fees ................................        74,127          35,138         22,362
  Trustees fees and expenses .........................         1,369             118             64
  Other ..............................................         7,594           6,125          2,716
                                                          ----------      ----------       --------
   Total expenses ....................................       620,375         149,778         89,463
                                                          ----------      ----------       --------
Less amounts waived (Note 2E) ........................        96,901          32,933         17,899
Less expenses borne by the Distributor ...............            --          72,069         47,449
                                                          ----------      ----------       --------
  Net expenses .......................................       523,474          44,776         24,115
                                                          ----------      ----------       --------
  Net investment income (loss) .......................      (224,055)         (4,783)       (11,352)
                                                          ----------      ----------       --------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments ........................................     2,230,606         864,759        217,809
  Futures transactions ...............................         1,801         131,543         42,635
  Foreign currency transactions ......................      (145,672)          8,675        (37,242)
 Change in net unrealized appreciation/ depreciation on:
   Investments .......................................     3,988,787         675,941        282,722
   Futures transactions ..............................            --         (37,591)        25,582
   Foreign currency transactions .....................        15,880         (16,146)        (5,360)
                                                          ----------      ----------       --------
  Net realized and unrealized gain ...................     6,091,402       1,627,181        526,146
                                                          ----------      ----------       --------
  Net increase in net assets from operations .........    $5,867,347      $1,622,398       $514,794
                                                          ==========      ==========       ========

                       See notes to financial statements.

Chase Vista Funds
Statement of Operations (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                Latin          International
                                                           American Equity        Equity
                                                                 Fund              Fund
                                                           ---------------     -------------
INVESTMENT INCOME:
  Dividend ............................................      $   150,474        $       --
  Interest ............................................            8,053                --
  Investment income from Portfolio ....................               --           196,614
  Foreign taxes withheld ..............................           (9,511)          (24,769)
  Expenses from Portfolio .............................               --           (99,131)
                                                             -----------        ----------
   Total investment income ............................          149,016            72,714
                                                             -----------        ----------
EXPENSES: (Note 2)
  Investment advisory fees ............................           29,427                --
  Administration fees .................................            4,414            13,120
  Shareholder servicing fees ..........................            7,357            32,802
  Distribution fees ...................................            7,487            51,778
  Custodian fees ......................................           28,392                --
  Printing and postage ................................            4,138            35,124
  Professional fees ...................................            6,102             4,987
  Registration costs ..................................           11,013            12,410
  Transfer agent fees .................................           29,992            72,163
  Trustees fees and expenses ..........................              147               394
  Other ...............................................            3,614             5,684
                                                             -----------        ----------
   Total expenses .....................................          132,083           228,462
                                                             -----------        ----------
Less amounts waived (Note 2E) .........................           48,490            45,674
Less expenses borne by the Distributor ................           31,900                --
                                                             -----------        ----------
  Net expenses ........................................           51,693           182,788
                                                             -----------        ----------
  Net investment income (loss) ........................           97,323          (110,074)
                                                             -----------        ----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments .........................................       (1,007,112)        1,381,093
  Futures transactions ................................          (87,321)           33,989
  Foreign currency transactions .......................               --            15,914
Change in net unrealized appreciation/depreciation on:
   Investments ........................................        2,159,135         1,688,876
   Futures transactions ...............................           (1,247)               --
   Foreign currency transactions ......................               --                --
                                                             -----------        ----------
  Net realized and unrealized gain ....................        1,063,455         3,119,872
                                                             -----------        ----------
  Net increase in net assets from operations ..........      $ 1,160,778        $3,009,798
                                                             ===========        ==========

                       See notes to financial statements.

Chase Vista Funds
Statement of Changes in Net Assets For the periods indicated (unaudited)
--------------------------------------------------------------------------------

                                                    European Fund               Southeast Asian Fund
                                            ------------------------------ ------------------------------
                                               11/01/98          Year         11/01/98          Year
                                                Through         Ended          Through         Ended
                                               04/30/99        10/31/98       04/30/99        10/31/98
                                            -------------- --------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .............  $  (224,055)    $   (63,427)    $   (4,783)    $    34,147
 Net realized gain (loss) on investments,
  futures and foreign currency
  transactions ............................    2,086,735         507,094      1,004,977      (4,334,222)
 Change in net unrealized appreciation/
  depreciation on investments, futures
  and foreign exchange ....................    4,004,667        (512,211)       622,204       2,604,641
                                             -----------     -----------     ----------     -----------
 Increase (decrease) in net assets from
  operations ..............................    5,867,347         (68,544)     1,622,398      (1,695,434)
                                             -----------     -----------     ----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS
FROM: (Note 1C)
 Net investment income ....................     (251,426)       (270,343)            --              --
 Net realized gain on investment
  transactions ............................     (363,917)     (1,883,844)            --              --
 Tax return of capital ....................           --              --             --         (36,196)
                                             -----------     -----------     ----------     -----------
  Total distributions .....................     (615,343)     (2,154,187)            --         (36,196)
                                             -----------     -----------     ----------     -----------
Net increase (decrease) in net assets from
 shares of beneficial interest transactions
 (Note 5) .................................    9,862,318      30,240,238        694,874      (1,981,050)
                                             -----------     -----------     ----------     -----------
  Total increase (decrease) ...............   15,114,322      28,017,507      2,317,272      (3,712,680)
NET ASSETS:
 Beginning of period ......................   43,200,326      15,182,819      3,904,982       7,617,662
                                             -----------     -----------     ----------     -----------
 End of period ............................  $58,314,648     $43,200,326     $6,222,254     $ 3,904,982
                                             ===========     ===========     ==========     ===========

                                                                                                          International
                                                                               Latin American Equity          Equity
                                                     Japan Fund                        Fund                    Fund
                                            ----------------------------- ------------------------------- --------------
                                               11/01/98         Year          11/01/98        12/1/97*       11/01/98
                                               Through         Ended          Through         Through         Through
                                               04/30/99       10/31/98        04/30/99        10/31/98       04/30/99
                                            ------------- --------------- --------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .............  $  (11,352)    $   (26,325)    $    97,323     $   166,000    $  (110,074)
 Net realized gain (loss) on investments,
  futures and foreign currency
  transactions ............................     223,202      (1,738,411)     (1,094,433)     (2,131,286)     1,430,996
 Change in net unrealized appreciation/
  depreciation on investments, futures
  and foreign exchange ....................     302,944         476,872       2,157,888      (1,265,174)     1,688,876
                                             ----------     -----------     -----------     -----------    -----------
 Increase (decrease) in net assets from
  operations ..............................     514,794      (1,287,864)      1,160,778      (3,230,460)     3,009,798
                                             ----------     -----------     -----------     -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
FROM: (Note 1C)
 Net investment income ....................          --        (187,298)        (37,347)       (115,165)            --
 Net realized gain on investment
  transactions ............................          --              --              --              --     (1,077,930)
 Tax return of capital ....................          --         (98,133)             --         (27,259)            --
                                             ----------     -----------     -----------     -----------    -----------
  Total distributions .....................          --        (285,431)        (37,347)       (142,424)    (1,077,930)
                                             ----------     -----------     -----------     -----------    -----------
Net increase (decrease) in net assets from
 shares of beneficial interest transactions
 (Note 5) .................................   1,028,314      (3,166,483)     (2,050,571)      9,717,117       (294,140)
                                             ----------     -----------     -----------     -----------    -----------
  Total increase (decrease) ...............   1,543,108      (4,739,778)       (927,140)      6,344,233      1,637,728
NET ASSETS:
 Beginning of period ......................   2,160,940       6,900,718       6,344,233              --     25,402,162
                                             ----------     -----------     -----------     -----------    -----------
 End of period ............................  $3,704,048     $ 2,160,940     $ 5,417,093     $ 6,344,233    $27,039,890
                                             ==========     ===========     ===========     ===========    ===========

                                            International
                                                Equity
                                                 Fund
                                            --------------
                                                 Year
                                                 Ended
                                               10/31/98
                                            --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .............   $  (166,656)
 Net realized gain (loss) on investments,
  futures and foreign currency
  transactions ............................     1,109,481
 Change in net unrealized appreciation/
  depreciation on investments, futures
  and foreign exchange ....................       431,677
                                              -----------
 Increase (decrease) in net assets from
  operations ..............................     1,374,502
                                              -----------
DISTRIBUTIONS TO SHAREHOLDERS
FROM: (Note 1C)
 Net investment income ....................      (123,572)
 Net realized gain on investment
  transactions ............................      (678,827)
 Tax return of capital ....................            --
                                              -----------
  Total distributions .....................      (802,399)
                                              -----------
Net increase (decrease) in net assets from
 shares of beneficial interest transactions
 (Note 5) .................................    (6,425,985)
                                              -----------
  Total increase (decrease) ...............    (5,853,882)
NET ASSETS:
 Beginning of period ......................    31,256,044
                                              -----------
 End of period ............................   $25,402,162
                                              ===========

-------
* The fund commenced operations 12/01/97.

                       See notes to financial statements.

Chase Vista Funds
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Effective March 16, 1998, the Vista Family of Mutual Funds changed its name to the Chase Vista Funds. European Fund ("CVEF"), Southeast Asian Fund ("CVSEAF"), Japan Fund ("CVJF"), Latin American Equity Fund ("CVLAEF") and International Equity Fund ("CVIEF"), collectively, the "Funds", are five separate series of the Trust. CVLAEF commenced operations on December 1, 1997. The Funds (except for CVEF) each offer two classes of shares. CVEF offers three classes of shares. Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. CVIEF

     Since inception, the CVIEF has utilized the Master Feeder Fund Structure. CVIEF seeks to achieve its investment objective by investing all of its investable assets of the Fund in the International Equity Portfolio (the "Portfolio"). The Portfolio, like the Fund, is an open-end management investment company having the same investment objectives as the Fund. As of April 30, 1999 CVIEF owned 99.99% of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

          1. Valuation of Investments -- CVIEF records its investments in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to those financial statements.

          2. Foreign Currency Translations -- The books and records of the Portfolio are maintained in U.S. dollars, the foreign currency translation policy is more fully discussed in the notes to those financial statements.

          3. Investment Income -- CVIEF records daily its pro-rata share of the Portfolio's income and expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gain/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

     B. CVEF, CVSEAF, CVJF and CVLAEF

     Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Fund is invested.

          1. Valuation of Investments -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

          purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market.

          Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

          2. Repurchase Agreements -- It is the Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

          3. Futures Contracts -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

          The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

          Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner, allowing the Funds to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subjects the Fund to risk of loss up to the amount of the nominal value of the futures contracts as shown in the Portfolio of Investments. Use of short futures contracts subject the Fund to unlimited risk.

          The Funds held open futures contracts as of April 30, 1999 as listed on the Portfolio of Investments.

          4. Written Options -- When a fund writes an option on a futures contract, an equal amount to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain or loss if the cost of the closing transaction exceeds the premium received when the option was written.

          The Funds write options on stock index securities futures. These options are settled for cash and subject the Funds to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

          As of April 30, 1999, the Funds had outstanding written options as detailed in Note 8.

          5. Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

               a. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

               b. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

          Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

          Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

          6. Forward Foreign Currency Exchange Contracts -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Fund against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency.

          7. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

          8. Bank Borrowings -- The Funds may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. The Funds also pay a commitment fee of 0.075% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the funds. The

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

          commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

          The Funds had no borrowings outstanding at April 30, 1999 nor at any time during the year.

     C. General Policies

          1. Federal Income Taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

          2. Distributions to Shareholders -- Dividends paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

          3. Expenses -- Expenses of the Trust directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the trust in relation to the net assets of each Fund or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2. Fees and Other Transactions with Affiliates

     A. Investment Advisory Fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to the CVEF, CVSEAF, CVJF, and CVLAEF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 1.00% of the average daily net assets of each Fund. The Advisor voluntarily waived all or a portion of its fees as outlined in
     Note 2.E below.

     Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Fund, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of each Fund's average daily net assets.

     B. Shareholder Servicing Fees -- The Trust has adopted an Administrative Services Plan for the Class B Shares of all of the Funds and Class A of CVIEF and CVLAEF, and Class C of CVEF, which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of the Class B and C Shares of each Fund and for the Class A Shares of CVLAEF and CVIEF. No Shareholder Servicing Fees have been charged to Class A Shares of

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     CVEF, CVSEAF and CVJF. The Shareholder Servicing Agents voluntarily waived all or a portion of their fees as outlined in Note 2.E. below.

     Since inception, Chase, and certain affiliates have been the only Shareholder Servicing Agents of the Funds.

     C. Distribution and Sub-Administration Fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor" or "VFD"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund. The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A and B shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund for distribution services. The Class B and Class C Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B and Class C Shares for distribution services.

     The Distributor voluntarily waived all or a portion of its fees as outlined in Note 2.E. below.

     D. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from CVEF, CVSEAF, CVJF, and CVLAEF a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and from CVIEF at the annual rate equal to 0.05% of the Fund's average daily net assets. The Administrator voluntarily waived all or a portion of the administration fees as outlined in Note 2.E. below.

     E. Waivers of fees -- For the six months ended April 30, 1999, the Administrator, Investment Adviser, Distributor and Shareholder Servicing Agents voluntarily waived fees for each of the Funds as follows:

                                      CVEF       CVSEAF        CVJF       CVLAEF        CVIEF
                                     -------     -------      -------     -------      -------
     Fee Waivers
     -----------
     Administration ..............   $    --     $ 3,518      $ 1,918     $ 4,414      $13,050
     Distribution fees ...........        --       4,694        2,616       7,292       23,188
     Shareholder servicing
      fees .......................        --       1,197          580       7,357        9,436
     Investment Advisory .........    96,901      23,524       12,785      29,427           --
                                     -------     -------      -------     -------      -------
       Total .....................   $96,901     $32,933      $17,899     $48,490      $45,674
                                     =======     =======      =======     =======      =======

     F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

     Chase provides portfolio accounting and custody services for CVEF, CVSEAF, CVJF, and CVLAEF. Compensation for such services is presented in the Statement of Operations as custodian fees.

3. Investment Transactions -- For six months ended April 30, 1999, purchases and sales of investments (excluding short-term investments) were as follows:

                              CVEF           CVSEAF           CVJF           CVLAEF
                          -----------      ----------      ----------      ----------
Purchases (excluding
  U.S. Government)        $53,896,671      $6,991,779      $2,236,981      $2,191,634
Sales (excluding U.S.
  Government) .........    40,991,261       6,109,396       1,860,033       3,972,733

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Federal Income Tax Matters -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at six months ended April 30, 1999, are as follows:

                                                                                     Latin
                                                        Southeast                   American
                                          European        Asian         Japan        Equity
                                            Fund           Fund          Fund         Fund
                                        ------------- -----------    ----------    ----------
Aggregate cost .......................   $52,761,796   $4,051,163    $2,359,045    $3,913,089
                                         -----------   ----------    ----------    ----------
Gross unrealized appreciation ........   $ 6,230,543   $  845,384    $  431,637    $1,043,805
Gross unrealized depreciation ........    (1,974,058)     (30,616)      (67,648)     (149,427)
                                         -----------   ----------    ----------    ----------
Net unrealized appreciation ..........   $ 4,256,485   $  814,768    $  363,989    $  894,378
                                         ===========   ==========    ==========    ==========

5. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows:

                                                       European Fund
                                   ------------------------------------------------------
                                       11/01/98 Through                Year Ended
                                           4/30/99                      10/31/98
                                   ------------------------     -------------------------
                                      Amount        Shares         Amount         Shares
             Class A               -----------     --------     ------------- -----------
Shares sold ....................   $15,412,460      985,849     $24,838,015     1,566,625
Shares issued in reinvestment of
  distributions ................       218,083       13,910       1,134,729        90,297
Shares redeemed ................    (7,556,454)    (482,445)     (3,631,341)     (245,168)
                                   -----------     --------     -----------     ---------
Net increase (decrease) in Trust
  shares outstanding ...........   $ 8,074,044      517,314     $22,341,403     1,411,754
                                   ===========     ========     ===========     =========
                                                       European Fund
                                   ------------------------------------------------------
                                       11/01/98 Through                Year Ended
                                           4/30/99                      10/31/98
                                   ------------------------     -------------------------
              Class B                 Amount        Shares         Amount         Shares
                                   -----------     --------     -----------     ---------
Shares sold ....................   $ 5,652,227      361,870     $ 9,810,431       635,367
Shares issued in reinvestment of
  distributions ................        81,769        5,314         290,599        23,583
Shares redeemed ................    (5,012,498)    (326,737)     (2,202,195)     (153,965)
                                   -----------     --------     -----------     ---------
Net increase (decrease) in Trust
  shares outstanding ...........   $   721,498       40,447     $ 7,898,835       504,985
                                   ===========     ========     ===========     =========
                                        European Fund
                                   ------------------------
                                      11/02/98** Through
                                           4/30/99
                                   ------------------------
              Class C                 Amount        Shares
                                   -----------     --------
Shares sold ....................   $ 1,204,337       77,727
Shares issued in reinvestment of
  distributions ................           428           28
Shares redeemed ................      (137,989)      (9,026)
                                   -----------     --------
Net increase (decrease) in Trust
  shares outstanding ...........   $ 1,066,776       68,729
                                   ===========     ========

--------------
** Fund commenced offering class of shares.

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                                          Southeast Asian Fund
                                    ----------------------------------------------------------------
                                           11/01/98 Through                      Year Ended
                                               4/30/99                            10/31/98
                                    ----------------------------      ------------------------------
                                      Amount             Shares          Amount              Shares
             Class A                ----------           -------      -----------           --------
Shares sold ....................    $1,298,726           189,402      $ 1,440,407            213,843
Shares issued in reinvestment of
  distributions ................            --                --           15,760              2,646
Shares redeemed ................      (612,348)          (93,833)      (3,567,263)          (522,912)
                                    ----------           -------      -----------           --------
Net increase (decrease) in Trust
  shares outstanding ...........    $  686,378            95,569      $(2,111,096)          (306,423)
                                    ==========           =======      ===========           ========
                                                            Southeast Asian Fund
                                    ----------------------------------------------------------------
                                           11/01/98 Through                      Year Ended
                                               4/30/99                            10/31/98
                                    ----------------------------      ------------------------------
              Class B                 Amount             Shares          Amount              Shares
                                    ----------           -------      -----------           --------
Shares sold ....................    $  352,503            53,220      $   972,858            138,436
Shares issued in reinvestment of
  distributions ................            --                --            3,461                606
Shares redeemed ................      (344,007)          (53,557)        (846,273)          (134,677)
                                    ----------           -------      -----------           --------
Net increase (decrease) in Trust
  shares outstanding ...........    $    8,496              (337)     $   130,046              4,365
                                    ==========           =======      ===========           ========
                                                                 Japan Fund
                                    ----------------------------------------------------------------
                                           11/01/98 Through                      Year Ended
                                               4/30/99                            10/31/98
                                    ----------------------------      ------------------------------
              Class A                 Amount             Shares          Amount              Shares
                                    ----------           -------      -----------           --------
Shares sold ....................    $1,288,302           178,833      $   449,737             55,013
Shares issued in reinvestment of
  distributions ................            --                --           64,699              7,532
Shares redeemed ................      (381,075)          (56,635)      (2,479,074)          (312,499)
                                    ----------           -------      -----------           --------
Net increase (decrease) in Trust
  shares outstanding ...........    $  907,227           122,198      $(1,964,638)          (249,954)
                                    ==========           =======      ===========           ========
                                                                 Japan Fund
                                    ----------------------------------------------------------------
                                           11/01/98 Through                      Year Ended
                                               4/30/99                            10/31/98
                                    ----------------------------      ------------------------------
              Class B                 Amount             Shares          Amount              Shares
                                    ----------           -------      -----------           --------
Shares sold ....................    $  176,751            24,599      $   245,921             30,693
Shares issued in reinvestment of
  distributions ................            --                --           48,224              5,653
Shares redeemed ................       (55,664)           (7,528)      (1,495,990)          (175,456)
                                    ----------           -------      -----------           --------
Net increase (decrease) in Trust
  shares outstanding ...........    $  121,087            17,071      $(1,201,845)          (139,110)
                                    ==========           =======      ===========           ========

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                                  Latin American Equity Fund
                                   -------------------------------------------------------
                                       11/01/98 Through              12/01/97* Through
                                            4/30/99                       10/31/98
                                   -------------------------     -------------------------
                                      Amount         Shares         Amount        Shares
             Class A               -----------      --------     -----------     ---------
Shares sold ....................   $   509,434        88,524     $10,976,012     1,333,183
Shares issued in reinvestment of
  distributions ................           990           181          21,263        2,684
Shares redeemed ................    (2,586,861)     (447,170)     (1,326,180)    (199,511)
                                   -----------      --------     -----------     ---------
Net increase (decrease) in Trust
  shares outstanding ...........   $(2,076,437)     (358,465)    $ 9,671,095     1,136,356
                                   ===========      ========     ===========     =========
                                                  Latin American Equity Fund
                                   -------------------------------------------------------
                                       11/01/98 Through             03/24/98** Through
                                            4/30/99                      10/31/98
                                   -------------------------     -------------------------
              Class B                Amount          Shares         Amount        Shares
                                   -----------      --------     -----------     ---------
Shares sold ....................   $    28,028         5,060     $    46,011         7,581
Shares issued in reinvestment of
  distributions ................           171            31              61             8
Shares redeemed ................        (2,333)         (466)            (50)           (7)
                                   -----------      --------     -----------     ---------
Net increase (decrease) in Trust
  shares outstanding ...........   $    25,866         4,625     $    46,022         7,582
                                   ===========      ========     ===========     =========

                                                   International Equity Fund
                                 -------------------------------------------------------------
                                       11/01/98 Through                    Year Ended
                                           4/30/99                          10/31/98
                                 ----------------------------     ----------------------------
                                    Amount           Shares          Amount           Shares
            Class A              ------------      ----------     ------------      ----------
Shares sold ..................   $ 22,430,606       1,801,587     $ 22,214,113       1,760,489
Shares issued in reinvestment
  of distributions ...........        646,590          52,061          477,098          41,144
Shares redeemed ..............    (23,415,274)     (1,868,220)     (28,433,278)     (2,235,592)
                                 ------------      ----------     ------------      ----------
Net increase (decrease) in
  Trust shares outstanding ...   $   (338,078)        (14,572)    $ (5,742,067)       (433,959)
                                 ============      ==========     ============      ==========
                                                   International Equity Fund
                                 -------------------------------------------------------------
                                       11/01/98 Through                    Year Ended
                                           4/30/99                          10/31/98
                                 ----------------------------     ----------------------------
            Class B                 Amount           Shares          Amount          Shares
                                 ------------      ----------     ------------      ----------
Shares sold ..................   $  4,519,331         369,075     $  7,895,936         635,787
Shares issued in reinvestment
  of distributions ...........        292,987          23,956          181,139          15,881
Shares redeemed ..............     (4,768,380)       (386,562)      (8,760,993)       (696,779)
                                 ------------      ----------     ------------      ----------
Net increase (decrease) in
  Trust shares outstanding ...   $     43,938           6,469     $   (683,918)        (45,111)
                                 ============      ==========     ============      ==========

--------------
 *Fund commenced operations.
**Fund commenced offering class of shares.

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Open Forward Foreign Currency Contracts -- The following forward foreign currency contracts were open at April 30, 1999:

                            Chase Vista European Fund
---------------------------------------------------------------------------------
         Contract                    Contract                          Unrealized
          Amount                      Amount            Settlement        Gain
         Purchased                     Sold                Date          (USD)
--------------------------   -----------------------   ------------   -----------
       325,000 (EUR)           $213,471 (USD)           4-May-99          $ --
       201,713 (EUR)            213,403 (USD)           4-May-99            68
       481,450 (EUR)            509,352 (USD)           4-May-99           648
        31,000 (EUR)             49,913 (USD)           4-May-99            78
                                                                          ----
                                                                          $794
                                                                          ====

                        Chase Vista Southeast Asian Fund
--------------------------------------------------------------------------------
         Contract                   Contract                          Unrealized
          Amount                     Amount            Settlement        Gain
         Purchased                    Sold                Date          (USD)
--------------------------   ----------------------   ------------   -----------
       103,000 (SGD)           $60,588 (USD)          6-May-99           $271
                                                                         ====

--------------
EURO--European Currency
SGD--Singapore Dollar

7. Foreign Cash Positions

                                                  Chase Vista European Fund
                                  ------------------------------------------------------
                                                               Market     Net Unrealized
                                     Local        Cost         Value          (Loss)
             Currency              Currency      (USD)         (USD)          (USD)
---------------------------------  --------   ----------    ----------    --------------
British Pound ...................  396,996    $  641,180    $  639,204       $(1,976)
Greek Drachma ...................      101            --            --            --
Swiss Franc .....................  323,847       213,237       212,714          (523)
Swedish Krona ...................  164,973        19,649        19,614           (35)
European Currency (EURO) ........  293,270       310,742       310,266          (476)
                                              ----------    ----------       -------
                                              $1,184,808    $1,181,798       $(3,010)
                                              ==========    ==========       =======

                                           Chase Vista Southeast Asian Fund
                              -----------------------------------------------------------
                                                              Market       Net Unrealized
                                 Local          Cost          Value          Gain (Loss)
          Currency             Currency         (USD)         (USD)             (USD)
---------------------------   ----------      --------      --------       --------------
Australian Dollar .........        1,760      $  1,143      $  1,167           $  24
Hong Kong Dollar ..........    1,618,204       208,813       208,795             (18)
Indonesian Rupiah .........      315,318            38            39               1
Philippines Peso ..........    2,548,310          (125)         (125)             --
Singapore Dollar ..........        4,926        66,485        67,018             533
South Korean Won ..........   66,603,130        59,882        59,050            (832)
Thai Baht .................    2,388,000        64,341        64,343               2
Taiwan Dollar .............    1,299,316        40,214        39,736            (478)
                                              --------      --------           -----
                                              $440,791      $440,023           $(768)
                                              ========      ========           =====

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                           Chase Vista Japan Fund
                         ----------------------------------------------------------
                                                       Market        Net Unrealized
                            Local         Cost         Value            (Loss)
       Currency           Currency        (USD)        (USD)             (USD)
----------------------   ----------     --------      --------      ---------------
Japanese Yen .........   47,667,530     $401,907      $399,353         $(2,554)
                                        ========      ========         =======

8. Options -- The following is a summary of option activity for the six months ended April 30, 1999 by CVSEAF:

                                                    Shares
                                                  Subject to
                                                   Contract     Premiums
Covered Call Options                              ----------    --------
Balance at beginning of period ...............        --             --
Options written ..............................         2         $2,516
Options closed ...............................        --             --
Options expired ..............................        --             --
Options excercised ...........................        --             --
                                                      --         ------
Options outstanding at end of period .........         2         $2,516
                                                      ==         ======

                                                          Shares
                                                        Subject to
                                                         Contract     Premiums
Covered Call Options                                    ----------    --------
Options outstanding at the end of period consist of:
Hang Seng Stock Index Future, Strike Price of
 14,200 (HKD), Expires May 28, 1999 ................        1          $1,419
Hang Seng Stock Index Future, Strike Price of
 14,000 (HKD), Expires May 28, 1999 ................        1           1,097
                                                            -          ------
                                                            2          $2,516
                                                            =          ======

9. Concentrations -- At April 30, 1999, substantially all of the Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 1999 CVEF invested approximately 30.9% of its net assets in issuers in the United Kingdom; CVSEAF invested approximately 22.7% of its net assets in issuers in Hong Kong; CVLAEF invested approximately 29.1% and 38.8%, respectively, of its net assets in issuers in Brazil and Mexico. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

Substantially all of CVSEAF's CVJF and CVLAEF net assets consist of securities which are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, certain securities may be subject to substantial governmental involvement in the economy and social, economic and political uncertainty.

Chase Vista Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

10. Retirement Plans -- The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended April 30, 1999, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

                    Pension     Accrued Pension
                    Expenses        Liability
Fund:               --------    ---------------
CVEF ...........      $435           $1,501
CVSEAF .........        38              615
CVJF ...........        23              367
CVLAEF .........        56              229
CVIEF ..........       123            1,189

Chase Vista Funds
Financial Highlights Throughout Each Period Indicated (unaudited)
--------------------------------------------------------------------------------

                                                                          Vista European Fund
                                                             ----------------------------------------------
                                                                                Class A
                                                             ----------------------------------------------
                                                             11/01/98          Year Ended         11/02/95*
                                                              Through     ---------------------    Through
                                                              4/30/99     10/31/98     10/31/97    10/31/96
                                                             --------     --------    ---------   ---------
Net Asset Value, Beginning of Period .....................   $ 14.47      $ 14.10      $ 11.99      $10.00
                                                             -------      -------      -------      ------
 Income from Investment Operations:
  Net Investment Income ..................................     (0.02)        0.15         0.05        0.15
  Net Gains or Losses in Securities (both realized
   and unrealized) .......................................      1.91         2.16         3.01        1.93
                                                             -------      -------      -------      ------
  Total from Investment Operations .......................      1.89         2.31         3.06        2.08
                                                             -------      -------      -------      ------
Distributions to Shareholders from:
 Dividends from Net Investment Income ....................      0.09         0.22         0.10        0.09
 Distributions from Capital Gains ........................      0.11         1.72         0.85          --
                                                             -------      -------      -------      ------
Total Dividends and Distributions ........................      0.20         1.94         0.95        0.09
                                                             -------      -------      -------      -------
Net Asset Value, End of Period ...........................   $ 16.16      $ 14.47      $ 14.10      $11.99
                                                             =======      =======      =======      ======
Total Return (1) .........................................     13.08%       18.71%       28.19%      20.78%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .................   $46,026      $33,743      $12,965      $6,358
Ratios to Average Net Assets #:
 Expenses ................................................      1.74%        1.74%        1.75%       1.75%
 Net Investment Income ...................................     (0.69%)      (0.07%)       0.32%       1.44%
 Expenses Without Waivers and Assumption of Expenses .....      2.09%        2.38%        2.84%       3.49%
 Net Investment Income Without Waivers and Assumption
  of Expenses ............................................     (1.04%)      (0.71%)      (0.77%)     (0.30%)
Portfolio Turnover Rate ..................................        79%         183%         170%        186%

                                                                                 Vista European Fund
                                                             -------------------------------------------------------------
                                                                                 Class B                         Class C
                                                             ------------------------------------------------   ----------
                                                             11/01/98          Year Ended          11/03/95**   11/02/98**
                                                              Through     ---------------------      Through     Through
                                                              4/30/99     10/31/98     10/31/97     10/31/96     4/30/99
                                                             --------     --------     --------    ----------   ----------
Net Asset Value, Beginning of Period .....................   $ 14.24       $13.93       $11.93       $ 9.97      $14.24
                                                             -------       ------       ------       ------      ------
 Income from Investment Operations:
  Net Investment Income ..................................     (0.10)        0.08         0.04         0.07       0.04
  Net Gains or Losses in Securities (both realized
   and unrealized) .......................................      1.89         2.10         2.89         1.96       1.75
                                                             -------       ------       ------       ------      -----
  Total from Investment Operations .......................      1.79         2.18         2.93         2.03       1.79
                                                             -------       ------       ------       ------      ------
Distributions to Shareholders from:
 Dividends from Net Investment Income ....................      0.03         0.15         0.08         0.07       0.03
 Distributions from Capital Gains ........................      0.11         1.72         0.85           --       0.11
                                                             -------       ------       ------       ------      ------
Total Dividends and Distributions ........................      0.14         1.87         0.93         0.07       0.14
                                                             -------       ------       ------       ------      ------
Net Asset Value, End of Period ...........................   $ 15.89       $14.24       $13.93       $11.93      $15.89
                                                             =======       ======       ======       ======      ======
Total Return (1) .........................................     12.60%       17.89%       27.25%       20.35%      12.60%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .................   $11,197       $9,457       $2,218       $  190      $1,092
Ratios to Average Net Assets #:
 Expenses ................................................      2.50%        2.50%        2.51%        2.47%       2.36%
 Net Investment Income ...................................     (1.30%)      (0.75%)      (0.30%)       0.80%       0.32%
 Expenses Without Waivers and Assumption of Expenses .....      2.85%        2.91%        3.58%        3.83%       2.65%
 Net Investment Income Without Waivers and Assumption
  of Expenses ............................................     (1.66%)      (1.16%)      (1.37%)      (0.56%)      0.03%
Portfolio Turnover Rate ..................................        79%         183%         170%         186%         79%

-------
  * Commencement of operations.
 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any sales load. # Short periods have been annualized.

                       See notes to financial statements.

Chase Vista Funds
Financial Highlights Throughout Each Period Indicated (unaudited)
--------------------------------------------------------------------------------

See notes to financial statements.
                                                                                         Southeast Asian Fund
                                                                           --------------------------------------------------
                                                                                               Class A
                                                                           --------------------------------------------------
                                                                           11/01/98           Year Ended           11/02/95*
                                                                            Through      ----------------------     Through
                                                                            4/30/99      10/31/98      10/31/97     10/31/96
                                                                           --------      --------      --------    ---------
Net Asset Value, Beginning of Period ...................................    $ 6.09       $  8.07       $ 11.97      $10.00
                                                                            ------       -------       -------      ------
 Income from Investment Operations:
  Net Investment Income ................................................     (0.01)         0.06          0.07       (0.01)
  Net Gains or Losses in Securities (both realized and unrealized) .....      2.37         (1.99)        (3.31)       1.98
                                                                            ------       -------       -------      ------
  Total from Investment Operations .....................................      2.36         (1.93)        (3.24)       1.97
                                                                            ------       -------       -------      ------
Distributions to Shareholders from:
 Dividends from Net Investment Income ..................................        --            --            --          --
 Distributions from Capital Gains ......................................        --            --          0.64          --
 Tax Return of Capital .................................................        --          0.05          0.02          --
                                                                            ------       -------       -------      ------
Total Dividends and Distributions ......................................        --          0.05          0.66          --
                                                                            ------       -------       -------      ------
Net Asset Value, End of Period .........................................    $ 8.45       $  6.09       $  8.07      $11.97
                                                                            ======       =======       =======      ======
Total Return (1) .......................................................      38.75%      (23.85%)      (28.86%)     19.70%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ...............................    $5,096       $ 3,089       $ 6,566      $8,451
Ratios to Average Net Assets #:
 Expenses ..............................................................      1.73%         1.76%         1.75%       1.74%
 Net Investment Income .................................................     (0.06%)        0.82%         0.42%      (0.12%)
 Expenses Without Waivers and Assumption of Expenses ...................      6.14%         4.01%         2.84%       3.26%
 Net Investment Income Without Waivers and Assumption of Expenses ......     (4.47%)       (1.43%)       (0.67%)     (1.64%)
Portfolio Turnover Rate ................................................       176%          316%          234%        149%

                                                                                         Southeast Asian Fund
                                                                           --------------------------------------------------
                                                                                               Class B
                                                                           --------------------------------------------------
                                                                           11/01/98           Year Ended           11/03/95**
                                                                            Through      ----------------------     Through
                                                                            4/30/99      10/31/98      10/31/97     10/31/96
                                                                           --------      --------      --------    ----------
Net Asset Value, Beginning of Period ...................................    $ 5.98       $  7.95       $ 11.89       $10.01
                                                                            ------       -------       -------       ------
 Income from Investment Operations:
  Net Investment Income ................................................     (0.03)        (0.01)         0.03        (0.06)
  Net Gains or Losses in Securities (both realized and unrealized) .....      2.32         (1.93)        (3.32)        1.94
                                                                            ------       -------       -------       ------
  Total from Investment Operations .....................................      2.29         (1.94)        (3.29)        1.88
                                                                            ------       -------       -------       ------
Distributions to Shareholders from:
 Dividends from Net Investment Income ..................................        --            --            --           --
 Distributions from Capital Gains ......................................        --            --          0.64           --
 Tax Return of Capital .................................................        --          0.03          0.01           --
                                                                            ------       -------       -------       ------
Total Dividends and Distributions ......................................        --          0.03          0.65           --
                                                                            ------       -------       -------       ------
Net Asset Value, End of Period .........................................    $  8.27      $  5.98       $  7.95       $11.89
                                                                            ======       =======       =======       ======
Total Return (1) .......................................................     38.29%       (24.45%)      (29.48)      18.78%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ...............................    $1,126       $   816       $ 1,051       $1,222
Ratios to Average Net Assets #:
 Expenses ..............................................................      2.47%         2.51%         2.50%        2.52%
 Net Investment Income .................................................     (0.76%)       (0.16%)       (0.23%)      (0.90%)
 Expenses Without Waivers and Assumption of Expenses ...................      6.89%         4.77%         3.60%        3.70%
 Net Investment Income Without Waivers and Assumption of Expenses ......     (5.18%)       (2.42%)       (1.33%)      (2.08%)
Portfolio Turnover Rate ................................................       176%          316%          234%         149%

-------
  * Commencement of operations.
 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any sales load. # Short periods have been annualized.

                       See notes to financial statements.

Chase Vista Funds
Financial Highlights Throughout Each Period Indicated (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                         Japan Fund
                                                ------------------------------------------------------------
                                                                    Class A                         Class B
                                                ------------------------------------------------    --------
                                                11/01/98           Year Ended          11/02/95*    11/01/98
                                                 Through      ---------------------     Through      Through
                                                 4/30/99      10/31/98     10/31/97     10/31/96     4/30/99
                                                --------      --------     --------    ---------    --------
Net Asset Value, Beginning of Period ........    $ 6.41       $  9.52       $ 9.42      $10.00       $ 6.32
                                                 ------       -------       ------      ------       ------
 Income from Investment Operations:
  Net Investment Income .....................      0.08          0.27         0.08       (0.08)        0.24
  Net Gains or Losses in Securities
   (both realized and unrealized) ...........      1.29         (2.91)        0.24       (0.50)        1.09
                                                 ------       -------       ------      ------       ------
  Total from Investment Operations ..........      1.37         (2.64)        0.32       (0.58)        1.33
                                                 ------       -------       ------      ------       ------
Distributions to Shareholders from:
 Dividends from Net Investment Income                --          0.26         0.22          --           --
 Distributions from Capital Gains ...........        --            --           --          --           --
 Tax return of Capital ......................        --          0.21           --          --           --
                                                 ------       -------       ------      ------       ------
Total Dividends and Distributions ...........        --          0.47         0.22          --           --
                                                 ------       -------       ------      ------       ------
Net Asset Value, End of Period ..............    $ 7.78       $  6.41       $ 9.52      $ 9.42       $ 7.65
                                                 ======       =======       ======      ======       ======
Total Return (1) ............................     21.37%       (28.98%)       3.49%      (5.80%)      21.04%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)         $3,100       $ 1,770       $5,008      $4,781       $  604
Ratios to Average Net Assets #:
 Expenses ...................................      1.73%         1.76%        1.75%       1.75%        2.48%
 Net Investment Income ......................     (0.71%)       (0.56%)      (0.30%)     (0.91%)      (1.64%)
 Expenses Without Waivers and
  Assumption of Expenses ....................      6.77%         3.79%        2.89%       3.60%        7.52%
 Net Investment Income Without
  Waivers and Assumption of Expenses              (5.75%)       (2.59%)      (1.44%)     (2.76%)      (6.68%)
Portfolio Turnover Rate .....................        91%          212%         217%        121%          91%

                                                              Japan Fund
                                                 -----------------------------------
                                                                Class B
                                                 -----------------------------------
                                                      Year Ended          11/03/95**
                                                 ---------------------      Through
                                                 10/31/98     10/31/97     10/31/96
                                                 ----------   --------    ----------
Net Asset Value, Beginning of Period ........     $ 9.42       $ 9.35       $10.00
                                                  -------      ------       ------
 Income from Investment Operations:
  Net Investment Income .....................       0.23        (0.05)       (0.02)
  Net Gains or Losses in Securities
   (both realized and unrealized) ...........      (2.90)        0.30        (0.63)
                                                  ------       ------       ------
  Total from Investment Operations ..........      (2.67)        0.25        (0.65)
                                                  ------       ------       ------
Distributions to Shareholders from:
 Dividends from Net Investment Income               0.22         0.18           --
 Distributions from Capital Gains ...........         --           --           --
 Tax return of Capital ......................       0.21           --           --
                                                  ------       ------       ------
Total Dividends and Distributions ...........       0.43         0.18           --
                                                  ------       ------       ------
Net Asset Value, End of Period ..............     $ 6.32       $ 9.42       $ 9.35
                                                  ======       ======       ======
Total Return (1) ............................     (29.53%)       2.72%       (6.50%)
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)          $   391      $1,893       $  162
Ratios to Average Net Assets #:
 Expenses ...................................       2.51%        2.51%        2.52%
 Net Investment Income ......................      (0.97%)      (5.73%)      (0.40%)
 Expenses Without Waivers and
  Assumption of Expenses ....................       4.52%        3.66%        4.00%
 Net Investment Income Without
  Waivers and Assumption of Expenses               (2.98%)      (6.88%)      (1.88%)
Portfolio Turnover Rate .....................        212%         217%         121%

                                                         Latin American Equity Fund
                                               -----------------------------------------------
                                                      Class A                  Class B
                                               ---------------------    ----------------------
                                               11/01/98    12/01/97*    11/01/98    03/24/98**
                                                Through     Through      Through     Through
                                                4/30/99     10/31/98     4/30/99     10/31/98
                                               --------    ---------    --------    ----------
Net Asset Value, Beginning of Period ........   $ 5.55      $ 10.00      $ 5.53      $ 10.17
                                                ------      -------      ------      -------
 Income from Investment Operations:
  Net Investment Income .....................     0.12         0.18        0.05         0.14
  Net Gains or Losses in Securities
   (both realized and unrealized) ...........     1.22        (4.47)       1.27        (4.63)
                                                ------      -------      ------      -------
  Total from Investment Operations ..........     1.34        (4.29)       1.32        (4.49)
                                                ------      -------      ------      -------
Distributions to Shareholders from:
 Dividends from Net Investment Income             0.03         0.14        0.02         0.13
 Distributions from Capital Gains ...........       --           --          --           --
 Tax return of Capital ......................       --         0.02          --         0.02
                                                ------      -------      ------      -------
Total Dividends and Distributions ...........     0.03         0.16       0.02          0.15
                                                ------      -------      ------      -------
Net Asset Value, End of Period ..............   $ 6.86      $  5.55      $ 6.83      $  5.53
                                                ======      =======      ======      =======
Total Return (1) ............................    24.35%      (43.34%)     23.96%      (44.59%)
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)        $5,334      $ 6,302      $   83      $    42
Ratios to Average Net Assets #:
 Expenses ...................................     1.74%        1.75%       2.44%        2.53%
 Net Investment Income ......................     3.29%        2.78%       2.47%       (0.21%)
 Expenses Without Waivers and
  Assumption of Expenses ....................     4.46%        3.80%       4.91%        4.35%
 Net Investment Income Without
  Waivers and Assumption of Expenses              0.57%        0.73%         --        (2.03%)
Portfolio Turnover Rate .....................       40%          90%         40%          90%

-------
  * Commencement of operations.
 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any sales load. # Short periods have been annualized.

                       See notes to financial statements.

Chase Vista Funds
Financial Highlights Throughout Each Period Indicated (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                         International Equity Fund
                                                 -------------------------------------------------------------------------
                                                                                  Class A
                                                 -------------------------------------------------------------------------
                                                 11/01/98                              Year Ended
                                                  Through     ------------------------------------------------------------
                                                  4/30/99     10/31/98     10/31/97     10/31/96     10/31/95     10/31/94
                                                 --------     --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period .........   $ 12.08      $ 12.11      $ 12.38      $ 12.02      $ 12.31      $ 11.82
                                                 -------      -------      -------      -------      -------      -------
 Income from Investment Operations:
  Net Investment Income ......................     (0.21)       (0.09)       (0.05)@       0.05         0.04        (0.02)
  Net Gains or Losses in Securities
   (both realized and unrealized) ............      1.51         0.43         0.33         0.37        (0.19)        0.56
                                                 -------      -------      -------      -------      -------      -------
  Total from Investment Operations ...........      1.30         0.34         0.28         0.42        (0.15)        0.54
                                                 -------      -------      -------      -------      -------      -------
Distributions to Shareholders from:
 Dividends from Net Investment Income ........        --         0.07         0.03         0.06           --           --
 Distributions from Capital Gains ............      0.46         0.30         0.52           --         0.14         0.05
                                                 -------      -------      -------      -------      -------      -------
  Total Dividends and Distributions ..........      0.46         0.37         0.55         0.06         0.14         0.05
                                                 -------      -------      -------      -------      -------      -------
Net Asset Value, End of Period ...............   $ 12.92      $ 12.08      $ 12.11      $ 12.38      $ 12.02      $ 12.31
                                                 =======      =======      =======      =======      =======      =======
Total Return (1)                                   11.74%        2.96%        2.27%        3.53%       (1.19%)       4.61%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .....   $19,031      $17,969      $23,267      $24,904      $26,287      $37,926
Ratios to Average Net Assets #:
 Expenses ....................................      1.99%        2.00%        2.01%        2.00%        2.01%        2.00%
 Net Investment Income .......................     (0.69%)      (0.47%)      (0.36%)      (0.03%)      (0.10%)      (0.27%)
 Expenses Without Waivers and Assumption
  of Expenses ................................      3.37%        3.39%        2.08%        2.86%        2.86%        2.86%
 Net Investment Income Without Waivers
  and Assumption of Expenses .................     (2.07%)      (1.86%)      (0.43%)      (0.89%)      (0.95%)      (1.13%)

                                                                        International Equity Fund
                                                 --------------------------------------------------------------------------
                                                                                 Class B
                                                 --------------------------------------------------------------------------
                                                                                                                 11/04/93**
                                                 11/01/98                       Year Ended                        Through
                                                  Through     -----------------------------------------------    ----------
                                                  4/30/99     10/31/98     10/31/97     10/31/96     10/31/95     10/31/94
                                                 --------     --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period .........    $11.92       $11.94       $12.24       $11.89       $12.23       $11.69
                                                  ------       ------       ------       ------       ------       ------
 Income from Investment Operations:
  Net Investment Income ......................     (0.21)       (0.13)       (0.11)@       0.01        (0.02)       (0.05)
  Net Gains or Losses in Securities
   (both realized and unrealized) ............      1.10         0.42         0.33         0.35        (0.18)        0.64
                                                  ------       ------       ------       ------       ------       ------
  Total from Investment Operations ...........      0.89         0.29         0.22         0.36        (0.20)        0.59
                                                  ------       ------       ------       ------       ------       ------
Distributions to Shareholders from:
 Dividends from Net Investment Income ........        --         0.01           --           --           --           --
 Distributions from Capital Gains ............      0.10         0.30         0.52         0.01         0.14         0.05
                                                  ------       ------       ------       ------       ------       ------
  Total Dividends and Distributions ..........      0.10         0.31         0.52         0.01         0.14         0.05
                                                  ------       ------       ------       ------       ------       ------
Net Asset Value, End of Period ...............    $12.71       $11.92       $11.94       $12.24       $11.89       $12.23
                                                  ======       ======       ======       ======       ======       ======
Total Return (1)                                   11.48%        2.56%        1.74%        3.03%       (1.61%)       5.09%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .....    $8,009       $7,433       $7,989       $7,819       $6,759       $7,182
Ratios to Average Net Assets #:
 Expenses ....................................      2.49%        2.50%        2.51%        2.50%        2.50%        2.50%
 Net Investment Income .......................     (1.19%)      (0.94%)      (0.88%)      (0.43%)      (0.53%)      (0.94%)
 Expenses Without Waivers and Assumption
  of Expenses ................................      3.88%        3.90%        2.61%        3.36%        3.36%        3.36%
 Net Investment Income Without Waivers
  and Assumption of Expenses .................     (2.57%)      (2.34%)      (0.98%)      (1.29%)      (1.39%)      (1.80%)

-------
 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any sales load. # Short periods have been annualized.
  @ Calculated using average shares outstanding.

                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments April 30, 1999 (unaudited)

Shares      Issuer                               Value (USD)
------------------------------------------------------------
Long Term Investments -- 88.0%
------------------------------------------------------------
            Common Stock -- 87.7%
            ---------------------
            Australia -- 0.4%
            Diversified -- 0.2%
  13,100    Lang Corp., LTD                      $    43,017
            Food/Beverage Products -- 0.1%
  12,000    Foster's Brewing Group LTD                35,020
            Multi-Media -- 0.1%
   5,300    Publishing & Broadcasting LTD             35,640
                                                 -----------
            Total Australia                          113,677
                                                 -----------
            Brazil -- 2.7%
            Telecommunications -- 1.1%
            Telecomunicacoes Brasileiras SA
   3,400     Sponsored ADR, Preferred Block          310,038
   3,400     Telebras, ADR*                              266
                                                 -----------
                                                     310,304
                                                 -----------
            Utilities -- 1.6%
  42,400    Centrais Electricas Brasilieros PN       421,706
     500    Centrais Geradoras do Sul do Brazil
            SA, ADR*                                   2,034
                                                 -----------
                                                     423,740
                                                 -----------
            Total Brazil                             734,044
                                                 -----------
            Finland -- 2.5%
            Telecommunications -- 2.5%
   5,130    Nokia Oyj                                396,584
  13,574    Sonera Group Oyj                         268,443
                                                 -----------
            Total Finland                            665,027
                                                 -----------
            France -- 8.1%
            Banking -- 1.5%
   3,760    Credit Commercial de France              397,639
            Computer Software -- 2.1%
   3,708    Cap Gemini Sogeti SA                     567,426
            Insurance -- 1.0%
  11,012    CNP Assurances*                          276,004
            Manufacturing -- 0.8%
   1,206    Compagnie de Saint Gobain                207,253

                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                                  Value (USD)
---------------------------------------------------------------
Long Term Investments -- (continued)
---------------------------------------------------------------
            Oil & Gas -- 1.2%
   2,350    Total Cie Francaise Petroles, Ser. B,   $   322,087
            Retailing -- 1.5%
   2,487    Pinault-Printemps-Redoute SA                412,930
                                                    -----------
            Total France                              2,183,339
                                                    -----------
            Germany -- 8.8%
            Automotive -- 2.2%
   5,840    DaimlerChrysler AG                          577,156
            Chemicals -- 2.5%
   6,800    Degussa - Huels AG*                         297,002
   8,150    Hoechst AG                                  386,564
                                                    -----------
                                                        683,566
                                                    -----------
            Financial Services -- 0.1%
     400    Consors Discount Broker AG*                  38,283
            Food/Beverage Products -- 2.7%
  21,447    Kamps AG                                    737,141
            Insurance -- 1.3%
   1,090    Allianz AG                                  347,548
                                                    -----------
            Total Germany                             2,383,694
                                                    -----------
            Greece -- 1.0%
            Telecommunications -- 1.0%
   9,797    STET Hellas Telecommunications SA,
            ADR*                                        264,519
                                                    -----------
            Ireland -- 2.5%
            Airlines -- 0.8%
  25,000    Ryanair Holdings PLC*                       219,442
            Paper/Forest Products -- 0.2%
  18,044    Jefferson Smurfit Group PLC                  48,251
            Real Estate -- 0.5%
  20,733    Green Property PLC                          129,086
            Telecommunications -- 1.0%
   5,824    Esat Telecom Group PLC, ADR*                284,648
                                                    -----------
            Total Ireland                               681,427
                                                    -----------
            Italy -- 4.7%
            Computers/Computer Hardware -- 0.1%
   6,607    Olivetti Group SPA*                          22,974

                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                                    Value (USD)
-----------------------------------------------------------------
Long Term Investments -- (continued)
-----------------------------------------------------------------
            Food/Beverage Products -- 0.6%
61,400      Cremonini SPA*                            $   160,386
            Insurance -- 1.3%
29,000      Alleanza Assicurazioni                        347,265
            Oil & Gas -- 0.7%
30,000      Ente Nazionale Idrocarburi SPA                197,402
            Printing & Publishing -- 0.4%
58,385      Poligrafici Editoriale SPA                    117,377
            Telecommunications -- 1.6%
41,400      Telecom Italia SPA                            438,482
                                                      -----------
            Total Italy                                 1,283,886
                                                      -----------
            Japan -- 13.9%
            Automotive -- 0.2%
16,000      Nissan Motor Co, LTD                           61,435
            Broadcasting -- 0.5%
    25      Fuji Television Network, Inc.                 136,234
            Business Services -- 0.7%
 2,000      Secom Co., LTD                                181,087
            Chemicals -- 1.7%
19,000      Asahi Chemical Industry Co., LTD              110,706
17,000      Kaneka Corp.                                  137,534
26,000      Nippon Sanso Corp.                             91,549
 4,000      Shin-Etsu Chemical Co., LTD                   127,431
                                                      -----------
                                                          467,220
                                                      -----------
            Consumer Products -- 1.1%
 9,000      KAO Corp.                                     228,622
 1,800      Uni-Charm Corp.                                78,924
                                                      -----------
                                                          307,546
                                                      -----------
            Distribution -- 0.4%
15,000      Mitsui & Co.                                  110,035
            Electronics/Electrical Equipment -- 2.9%
 5,000      Aiwa Co., LTD                                 142,522
20,000      Fujikura LTD                                  104,292
   400      Keyence Corp.                                  60,161
 3,000      Murata Manufacturing Co., LTD                 173,793
 1,000      Rohm Company                                  120,724

                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares   Issuer                                Value (USD)
----------------------------------------------------------
Long Term Investments -- (continued)
----------------------------------------------------------
   600   SMC Corp.                             $    55,382
   200   Sony Corp.                                 18,696
17,000   Toshiba Corp.                             114,017
                                               -----------
                                                   789,587
                                               -----------
         Entertainment/Leisure -- 0.6%
 1,600   Nintendo Company LTD                      150,771
         Food/Beverage Products -- 0.2%
 2,000   Nissin Food Products, Co., LTD             43,930
         Home Building/Construction -- 0.5%
12,000   Sekisui House, LTD                        132,897
         Insurance -- 0.4%
10,000   Tokio Marine & Fire Insurance Co.         116,616
         Machinery & Engineering Equipment -- 0.5%
 2,000   Fuji Machine Manufacturing Co., LTD        71,429
11,000   Komatsu LTD                                65,568
                                               -----------
                                                   136,997
                                               -----------
         Pharmaceuticals -- 1.0%
 9,000   Fujisawa Pharmaceutical Co., LTD          147,887
 3,000   Takeda Chemical Industries                125,755
                                               -----------
                                                   273,642
                                               -----------
         Retailing -- 0.7%
   500   Aoyama Trading Co., LTD                    14,043
 3,200   Credit Saison Co., LTD                     65,459
 2,000   Ito-Yokado Co. LTD                        122,904
                                               -----------
                                                   202,406
                                               -----------
         Shipping/Transportation -- 0.3%
    13   East Japan Railway Co.                     76,836
         Telecommunications -- 1.9%
 2,000   Matsushita Communication Industries       143,696
    17   NTT Data Corp.                            134,683
     4   NTT Mobile Communication
         Network, Inc.                             234,742
                                               -----------
                                                   513,121
                                               -----------
         Textiles -- 0.3%
 6,000   Kuraray Co., LTD                           68,410
                                               -----------
         Total Japan                             3,768,770
                                               -----------

                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                                Value (USD)
-------------------------------------------------------------
Long Term Investments -- (continued)
-------------------------------------------------------------
            Malta -- 0.7%
            Telecommunications -- 0.7%
  13,528    Maltacom PLC, GDR, Reg. S*            $   199,538
                                                  -----------
            Mexico -- 0.8%
            Diversified -- 0.6%
  40,000    ALFA, SA de CV, Class A                   159,039
            Retailing -- 0.2%
  95,000    Grupo Elektra, SA de CV, L Shares          66,807
                                                  -----------
            Total Mexico                              225,846
                                                  -----------
            Netherlands -- 6.0%
            Banking -- 1.6%
   7,100    ING Groep NV                              437,752
            Food/Beverage Products -- 0.6%
   7,284    Laurus NV                                 156,749
            Media/Entertainment -- 1.1%
   6,000    United Pan-Europe Communications
            NV*                                       310,602
            Printing & Publishing -- 1.9%
  12,500    Verenigde Nederlandse
            Uitgeversbedrijvan Verenigd Bezit         506,302
            Retailing -- 0.4%
   2,868    Koninklijke Ahold NV                      106,612
            Telecommunications -- 0.4%
   1,172    Equant NV*                                106,469
                                                  -----------
            Total Netherlands                       1,624,486
                                                  -----------
            Portugal -- 2.1%
            Banking -- 1.2%
  11,600    Banco Comercial Portugues, SA             327,422
            Construction -- 0.4%
   2,600    Brisa-Auto Estradas de Portugal, SA       110,260
            Telecommunications -- 0.5%
   1,085    Telecel-Comunicacaoes Pessoais, SA*       145,151
                                                  -----------
            Total Portugal                            582,833
                                                  -----------
            Singapore -- 0.1%
            Real Estate -- 0.1%
  12,000    DBS Land, LTD                              22,217
                                                  -----------

                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                              Value (USD)
-----------------------------------------------------------
Long Term Investments -- (continued)
-----------------------------------------------------------
            Spain -- 4.0%
            Banking -- 1.6%
  18,400    Argentaria, Caja Postal y Banco
            Hipotecario de Espana, SA           $   433,156
            Business Services -- 0.7%
  16,000    Prosegur, CIA de Seguridad SA,
            Registered                              185,283
            Construction -- 0.4%
   1,600    Fomento de Construcciones y
            Contratas SA                             97,887
            Steel -- 0.3%
   3,100    Acerinos SA                              93,664
            Telecommunications -- 1.0%
   5,659    Telephonica de Espana                   265,420
                                                -----------
            Total Spain                           1,075,410
                                                -----------
            Sweden -- 2.1%
            Banking -- 1.0%
   7,300    Svenska Handelsbanken A Shares          273,941
            Metals/Mining -- 1.1%
   6,900    Assa Abloy AB                           301,539
                                                -----------
            Total Sweden                            575,480
                                                -----------
            Switzerland -- 6.0%
            Banking -- 2.4%
   1,890    UBS AG                                  642,528
            Consumer Products -- 0.6%
      84    Compagnie Financiere Richemont AG       143,005
            Engineering Services -- 0.7%
     139    ABB AG                                  202,976
            Insurance -- 1.1%
     460    Zurich Allied AG                        296,764
            Pharmaceuticals -- 1.2%
      28    Roche Holding AG                        329,671
                                                -----------
            Total Switzerland                     1,614,944
                                                -----------

                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                                    Value (USD)
-----------------------------------------------------------------
Long Term Investments -- (continued)
-----------------------------------------------------------------
            Thailand -- 0.2%
            Oil & Gas -- 0.1%
   2,100    PTT Exploration and Production
            Public Co., LTD (Foreign)                 $    19,358
            Utilities -- 0.1%
  10,700    Electricity Generating Public Co.,
            LTD*                                           23,794
                                                      -----------
            Total Thailand                                 43,152
                                                      -----------
            United Kingdom -- 21.1%
            Banking -- 3.8%
  17,300    National Westminster Bank                     417,193
  25,400    Royal Bank of Scotland Group PLC              599,841
                                                      -----------
                                                        1,017,034
                                                      -----------
            Business Services -- 1.0%
  32,408    Jarvis, PLC                                   270,949
            Computers/Computer Services -- 0.8%
  22,150    SEMA Group PLC                                214,624
            Construction -- 0.6%
  13,050    Berkeley Group PLC                            155,775
            Diversified -- 1.7%
  13,509    Granada Group PLC                             284,425
  18,400    Securicor PLC                                 173,231
                                                      -----------
                                                          457,656
                                                      -----------
            Electronics/Electrical Equipment -- 1.2%
  32,300    General Electric Company PLC                  342,631
            Financial Services -- 2.2%
  13,400    Barclays PLC                                  426,109
  56,000    Legal & General Group PLC                     163,055
                                                      -----------
                                                          589,164
                                                      -----------
            Food/Beverage Products -- 1.2%
  29,200    Diageo PLC                                    337,500
            Multi-Media -- 2.0%
  11,000    Pearson PLC                                   234,257
  22,700    Reuters Group PLC                             307,898
                                                      -----------
                                                          542,155
                                                      -----------

                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares      Issuer                              Value (USD)
-----------------------------------------------------------
Long Term Investments -- (continued)
-----------------------------------------------------------
            Oil & Gas -- 2.7%
  39,273    British Petroleum Co., PLC          $   745,893
            Pharmaceuticals -- 1.0%
  19,800    SmithKline Beecham PLC                  262,184
            Steel -- 0.5%
  61,000    British Steel PLC                       145,186
            Telecommunications -- 2.4%
   1,815    Energis PLC*                             49,596
  32,849    Vodafone Group PLC                      605,893
                                                -----------
                                                    655,489
                                                -----------
            Total United Kingdom                  5,736,240
                                                -----------
            Total Common Stock                   23,778,529
                                                -----------
            (Cost $21,000,650)

            Convertible Preferred Stock -- 0.1%
            -----------------------------------
            Malaysia -- 0.1%
            Construction -- 0.1%
  60,000    Sunway Building Technology, Bhd,
            3.0% RULS, (Redeemable
            Unsecured Loan Stock)                    13,579
                                                -----------
            (Cost $24,077)

            Rights -- 0.0%
            --------------
            Spain -- 0.0%
            Telecommunications -- 0.0%
   5,659    Telefonica SA                             5,326
                                                -----------
            (Cost $ 0)

            Warrants -- 0.2%
            ----------------
            Germany -- 0.2%
            Insurance -- 0.0%
      56    Muenchener Rueckversicherungs-
            Gesellschaft AG Exp 06/03/02              1,925
            Utilities -- 0.2%
   6,000    German Utilities Basket, Expires
            11/04/00                                 49,113
                                                -----------
            Total Germany                            51,038
                                                -----------

                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments April 30, 1999 (unaudited) (continued)

Shares     Issuer                             Value (USD)
---------------------------------------------------------
Long Term Investments -- (continued)
---------------------------------------------------------
           Hong Kong -- 0.0%
           Diversified -- 0.0%
    100    Wharf Holdings, Expires 12/31/99   $        51
                                              -----------
           Total Warrants                          51,089
                                              -----------
           (Cost $132,204)

Principal
Amount
(Local
Currency)
            Corporate Notes & Bonds -- 0.0%
            -------------------------------
            Germany -- 0.0%
            Automotive -- 0.0%
   $8,800   DaimlerChrysler AG, 5.75%, 06/14/02         7,655
            (Cost $6,155)
=============================================================
            Total Investments -- 88.0%            $23,856,178
            (Cost $21,163,089)
=============================================================

Index
* -- Non-income producing security.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See notes to financial statements.

International Equity Portfolio
Statement of Assets and Liabilities April 30, 1999 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment securities, at value (Note 1) .......... $23,856,178
  Cash ..............................................   1,468,182
  Foreign cash (Cost $1,772,927) ....................   1,767,689
  Segregated Cash -- Futures Contracts ..............     399,518
  Receivables:
   Variation margin on futures contracts ............     114,430
   Open forward currency contracts ..................      15,817
   Investment securities sold .......................     610,835
   Interest and dividends ...........................      84,657
  Other assets ......................................         188
                                                      -----------
     Total Assets ...................................  28,317,494
                                                      -----------
LIABILITIES:
  Payables:
   Investment securities purchased ..................     947,923
   Open forward currency contracts ..................     140,479
  Accrued liabilities: (Note 2)
   Custodian ........................................       9,800
   Other ............................................     103,703
                                                      -----------
     Total Liabilities ..............................   1,201,905
                                                      -----------
  NET ASSETS APPLICABLE TO INVESTORS'
     BENEFICIAL INTERESTS ........................... $27,115,589
                                                      ===========

  Cost of Investments ............................... $21,163,089
                                                      ===========

                       See notes to financial statements.

International Equity Portfolio
Statement of Operations For the six months ended April 30, 1999 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend ...............................................  $  155,230
  Interest ...............................................      41,384
  Foreign taxes withheld .................................     (24,769)
                                                            ----------
   Total investment income ...............................     171,845
                                                            ----------
  EXPENSES: (Note 2)
  Investment Advisory fees ...............................     131,896
  Administration fees ....................................       6,595
  Custodian fees .........................................      19,784
  Professional fees ......................................      34,959
  Trustees fees ..........................................         264
  Other ..................................................      44,124
                                                            ----------
    Total expenses .......................................     237,622
                                                            ----------
  Less amounts waived ....................................     138,491
                                                            ----------
   Net Expenses ..........................................      99,131
                                                            ----------
    Net investment income ................................      72,714
                                                            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
   Investments ...........................................   1,381,093
   Futures contracts .....................................      33,989
   Foreign currency transactions .........................      15,991
Change in net unrealized appreciation/depreciation on:
    Investments ..........................................   1,906,351
    Futures contracts ....................................     166,307
    Foreign currency contracts and transactions ..........    (384,255)
                                                            ----------
  Net realized and unrealized gain .......................   3,119,476
                                                            ----------
  Net increase in net assets from operations .............  $3,192,190
                                                            ==========

                       See notes to financial statements.

International Equity Portfolio
Statement of Changes in Net Assets For the periods indicated (unaudited)
--------------------------------------------------------------------------------

                                                        11/01/98            Year
                                                         Through            Ended
                                                         4/30/99          10/31/98
                                                      -----------        -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ...........................   $    72,714        $   204,024
  Net realized gain on investments, futures
    and foreign currency transactions .............     1,431,073          1,109,481
  Change in net unrealized appreciation on
    investments and foreign currency
    transactions ..................................     1,688,403            434,541
                                                      -----------        -----------
  Increase in net assets from operations ..........     3,192,190          1,748,046
                                                      -----------        -----------
TRANSACTIONS IN INVESTORS'
BENEFICIAL INTERESTS:
  Contributions ...................................    26,957,473         30,176,381
  Withdrawals .....................................   (28,586,631)       (37,783,446)
                                                      -----------        -----------
  Net (decrease) from transactions in
    investors' beneficial interests ...............    (1,629,158)        (7,607,065)
                                                      -----------        -----------
  Net Increase (decrease) in net assets ...........     1,563,032         (5,859,019)
NET ASSETS:
  Beginning of period .............................    25,552,557         31,411,576
                                                      -----------        -----------
  End of period ...................................   $27,115,589        $25,552,557
                                                      ===========        ===========

                       See notes to financial statements.

International Equity Portfolio
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- International Equity Portfolio (the "Portfolio") ("IEP") is separately registered under the Investment Company Act of 1940, as amended, as a non-diversified, open end management investment company organized as a trust under the Laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolio.

     The following is a summary of significant accounting policies followed by the Portfolio:

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested.

     A. Valuation of Investments -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     B. Repurchase Agreements -- It is the Portfolio's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, subcustodian or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

     C. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Portfolio against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

     D. Foreign Currency Translation -- The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

International Equity Portfolio
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

          1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the balance sheet date.

          2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the periods, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized losses on security transactions.

     Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

     E. Futures Contracts -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

     Index futures contracts are used to control the asset mix of the Portfolio in the most efficient manner, allowing the Portfolio to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

     Use of long futures contracts subjects the Portfolio to risk of loss up to the nominal value of the contract, use of short futures contracts subjects the Portfolio to unlimited losses.

     The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

     As of April 30, 1999, the Portfolio had outstanding futures contracts as described in the Portfolio of Investments.

     F. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     G. Federal Income Taxes -- The Portfolio intends to continue to qualify as a partnership and therefore net income and net realized gains are taxed to the partners. Accordingly, no tax provision is recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal

International Equity Portfolio
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

2. Fees and Other Transactions with Affiliates

     A. Investment Advisory Fee -- Pursuant to an Investment Advisory Agreement, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolio. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolio and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 1.00% of the Portfolio's average daily net assets. For the six months ended April 30, 1999, the Advisor voluntarily waived all of its fees for the Portfolio.

     Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to the Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

     B. Custodial Fees -- Chase, as Custodian, provides safekeeping services for the Portfolio's securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

     C. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolio. For these services and facilities, the Administrator receives from the Portfolio a fee computed at the annual rate equal to 0.05% of the Portfolio's average daily net assets. For the six months ended April 30, 1999, the Administrator voluntarily waived all of its fees for the Portfolio.

3. Investment Transactions -- For the six months ended April 30, 1999, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government) .........   $21,618,635
Sales (excluding U.S. Government) .............   $20,707,117

The portfolio turnover rate of IEP for the six months ended April 30, 1999, was 89.32%.

International Equity Portfolio
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Open Forward Foreign Currency Contracts -- The following forward foreign currency contracts were open at April 30, 1999.

        Contract                 Contract                            Unrealized
         Amount                   Amount             Settlement      Gain (Loss)
    Purchased/(Sold)         Sold/(Purchased)           Date            (USD)
------------------------ ------------------------   ------------    -------------
Unrealized Gain
---------------
 140,000,000     (JPY)      1,095,916       (EUR)       5/13/99         15,817
                                                                     ---------
                                                                     $  15,817
                                                                     =========
Unrealized Loss
---------------
   1,055,727     (EUR)    140,000,000       (JPY)       5/13/99        (58,355)
   1,144,031     (EUR)        780,000       (GBP)        6/8/99        (42,947)
 140,000,000     (JPY)       1187,699       (USD)        6/8/99         (7,732)
(139,383,450)    (JPY)     (1,150,000)      (USD)        6/8/99        (24,770)
 235,284,000     (JPY)      2,000,000       (USD)        8/5/99           (664)
(236,028,000)    (JPY)     (2,000,000)      (USD)        8/5/99         (5,658)
     270,000     (CHF)        177,632       (USD)        5/4/99           (353)
                                                                     ---------
                                                                     $(140,479)
                                                                     =========

--------------
CHF--Swiss Franc
EUR--Euro
GBP--Great British Pound
JPY--Japanese Yen
USD--United States Dollar

5. Retirement Plan -- The Portfolio has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolio who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended April 30, 1999, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities, in the Statement of Assets and Liabilities were $238 and $1,193, respectively.

International Equity Portfolio
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Foreign Cash Positions

                                                                               Net
                                                                Market     Unrealized
                                      Local         Cost         Value     Gain (Loss)
            Currency                Currency        (USD)        (USD)        (USD)
-------------------------------- -------------- ------------ ------------ ------------
Australian Dollar ..............        2,453    $    1,565   $    1,624     $    59
British Pound Sterling .........      131,789       212,773      212,299        (474)
Canadian Dollar ................            1             1            1          --
EURO ...........................       80,080        84,917       84,689        (228)
Greek Drachma ..................           69            --           --          --
Hong Kong Dollar ...............          590            76           76          --
Indonesian Rupiah ..............      961,005           283          119        (164)
Japanese Yen ...................  131,061,074     1,099,243    1,098,768        (475)
Norwegian Krone ................            2            --           --          --
Philippine Peso ................      154,056         3,566        4,052         486
Singapore Dollar ...............        2,966         1,789        1,749         (40)
Swedish Krona ..................    2,450,495       295,089      291,005      (4,084)
Swiss Franc ....................      111,518        73,512       73,189        (323)
Thai Baht ......................                        113          118           5
                                                 ----------   ----------     -------
                                                 $1,772,927   $1,767,689     $(5,238)
                                                 ==========   ==========     =======

7. Bank Borrowings -- The Portfolio may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of the Portfolio's total assets must be repaid before the Portfolio may make additional investments. The Portfolio has entered into an agreement, enabling it to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. The Portfolio also pays a commitment fee of 0.075% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Portfolio had no borrowings outstanding at April 30, 1999, nor at any time during the year.

8. Concentrations -- At April 30, 1999, substantially all of the Portfolio's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

At April 30, 1999, the Portfolio invested approximately 21.1% of its net assets in issuers in the United Kingdom. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

CHASE VISTA INTERNATIONAL EQUITY FUNDS SEMI-ANNUAL REPORT


Investment Adviser, Administrator,
Shareholder and Fund Servicing
Agent and Custodian
The Chase Manhattan Bank

Distributor
Vista Fund Distributors, Inc.

Transfer Agent
DST Systems, Inc.

Legal Counsel
Simpson Thacher & Bartlett

Independent Accountants
PricewaterhouseCoopers LLP


Chase Vista Funds are distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from Chase Vista Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the Chase Vista Funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


(C) The Chase Manhattan Corporation, 1999, 2000. All Rights Reserved.  June 1999


[CHASE VISTA FUNDS(SM) LOGO]

Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039